GLOBAL FIXED-INCOME FUNDS

Prospectus  October 30, 2015

Fund and Class	Ticker
Nationwide Emerging Markets Debt Fund Class A	NWXAX
Nationwide Emerging Markets Debt Fund Class C	NWXBX
Nationwide Emerging Markets Debt Fund Institutional Class	NWXCX
Nationwide Emerging Markets Debt Fund Institutional Service Class	NWXDX
Nationwide World Bond Fund Class A	NWWWX
Nationwide World Bond Fund Class C	NWXMX
Nationwide World Bond Fund Institutional Class	NWWYX
Nationwide World Bond Fund Institutional Service Class	NWWZX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

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TABLE OF CONTENTS

2	Fund Summaries
Nationwide Emerging Markets Debt Fund
Nationwide World Bond Fund

11	How the Funds Invest
Nationwide Emerging Markets Debt Fund
Nationwide World Bond Fund

15	Risks of Investing in the Funds

21	Fund Management

22	Investing with Nationwide Funds
Choosing a Share Class
Sales Charges and Fees
Revenue Sharing
Contacting Nationwide Funds
Fund Transactions
Buying Shares
Exchanging Shares
Selling Shares
Excessive or Short-Term Trading
Additional Information about Fees and Expenses

32	Distributions and Taxes

34	Multi-Manager Structure

34	Additional Information

35	Financial Highlights

FUND SUMMARY: NATIONWIDE EMERGING MARKETS DEBT FUND

Objective

The Fund seeks total return.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 22 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 67 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sales price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None
Other Expenses[1]	0.52%	0.52%	0.27%	0.52%
Total Annual Fund Operating Expenses	1.47%	2.22%	0.97%	1.22%
Fee Waiver/Expense Reimbursement[2]	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.40%	2.15%	0.90%	1.15%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.90% until at least February 28, 2017. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

FUND SUMMARY: NATIONWIDE EMERGING MARKETS DEBT FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	364	673
Class C shares	318	688
Institutional Class shares	92	302
Institutional Service Class shares	117	380

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	218	688

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed as the Fund has not commenced operations as of the date of this Prospectus.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets in debt and other fixed-income securities issued by governments of emerging market countries and corporations headquartered in or which derive at least 50% of their revenues from operations or sales in emerging market countries. Emerging market countries include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe. The Fund normally invests in issuers located in at least three emerging market countries.

The issuers of the securities in which the Fund invests may include either governmental entities (e.g., sovereign bonds) or corporations. These securities may pay interest on either a fixed-rate or a variable-rate basis. The debt securities in which the Fund may invest may range in maturity from short- to long-term and, at any given time, the Fund’s portfolio is likely to include bonds with a variety of maturities. Although many of the debt securities in which the Fund may invest are investment grade, the Fund may invest without limit in high-yield bonds (i.e., “junk” bonds).

The Fund’s subadviser seeks to generate investment returns from sovereign debt securities predominately through country selection, based on the view that no two emerging markets countries are the same. In employing this top-down investment approach, the subadviser evaluates macroeconomic factors that are unique to each country, such as domestic demand dynamics, monetary and fiscal policy, and local and national politics, against global drivers such as commodity prices, global liquidity conditions and global growth/export demand. Selection of corporate debt securities begins with more of a bottom-up process, based on a combination of the subadviser’s fundamental and quantitative analyses, but within the context of the country’s macroeconomic considerations. Based on fundamental, relative value and structural/technical analyses, the subadviser next seeks to exploit opportunities that may be generated when its assessment of a country’s or issuer’s fundamentals is inconsistent with the market’s expectations.

Many emerging market debt securities are denominated in currencies that are well-established internationally, such as the U.S. dollar, euro or yen, although other emerging market debt securities are denominated in the local currency of its issuer. The Fund may invest in securities that are denominated either in a well-established currency or in local currency, although the Fund does not invest more than 65% of its net assets, at the time of purchase, in securities denominated in local currencies. The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund’s subadviser may use derivatives, such as currency futures and forward foreign currency contracts, to hedge against international currency exposure or to take currency positions unrelated to securities held by the Fund. The subadviser also may use such instruments, as well as interest rate swaps, total return swaps and credit default swaps, either to hedge against investment risks, to manage portfolio duration, to obtain exposure to the investment characteristics of certain bonds or groups of bonds, or otherwise to increase returns.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent

3

FUND SUMMARY: NATIONWIDE EMERGING MARKETS DEBT FUND (cont.)

the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a bond.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more-developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in governmental policies. Certain emerging markets also may face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Currency risk – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, sensitivity to changing interest rates, or lack of liquidity.

Country risk – if the Fund emphasizes one or more countries, it may be more susceptible to the financial, market or economic events affecting the particular issuers located or conducting business in such country than funds that do not emphasize particular countries.

Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.

Currency hedging – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.

Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Swaps and forwards – using swaps and forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps and forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or

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FUND SUMMARY: NATIONWIDE EMERGING MARKETS DEBT FUND (cont.)

reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for swap and forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap or forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Credit default swaps – credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Credit default swaps also are subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Fund to pay the counterparty the set value of the defaulted bonds. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Interest rate swaps – the use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment.

Total return swaps – total return swaps may be leveraged and the Fund may experience substantial gains or losses in value as a result of relatively small changes in the value of the underlying asset. In addition, total returns are subject to credit and counterparty risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Total return swaps also are subject to the risk that the Fund will not properly assess the cost of the underlying asset. If the Fund is the buyer of a total return swap, the Fund could lose money if the total return of the underlying asset is less than the Fund’s obligation to pay a fixed or floating rate of interest. If the Fund is the seller of a total return swap, the Fund could lose money if the total returns of the underlying asset are greater than the fixed or floating rate of interest it would receive.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in emerging markets securities tend to have greater exposure to liquidity risk than domestic or developed country securities.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities and financial instruments than other diversified funds, a single security’s or instrument’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Standard Life Investments (Corporate Funds) Limited

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Richard House	Head of Emerging Markets Fixed Income, Lead Portfolio Manager	Since 2015

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You generally can pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

FUND SUMMARY: NATIONWIDE WORLD BOND FUND

Objective

The Fund seeks total return.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 22 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 67 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.54%	0.54%	0.54%	0.54%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None
Other Expenses[1]	0.76%	0.76%	0.51%	0.76%
Total Annual Fund Operating Expenses	1.55%	2.30%	1.05%	1.30%
Fee Waiver/Expense Reimbursement[2]	(0.40)%	(0.40)%	(0.40)%	(0.40)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.15%	1.90%	0.65%	0.90%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.65 % until at least February 28, 2017. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

6

FUND SUMMARY: NATIONWIDE WORLD BOND FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	340	665
Class C shares	293	680
Institutional Class shares	66	294
Institutional Service Class shares	92	373

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C Shares	193	680

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed as the Fund has not commenced operations as of the date of this Prospectus.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Such fixed-income securities may include U.S. government securities and foreign government bonds, as well as U.S. and foreign corporate bonds, mortgage-backed securities and asset-backed securities. These securities may pay interest on either a fixed-rate or a variable-rate basis. The Fund normally invests in issuers located in at least five countries (of which one may be the United States). An issuer will be deemed to be located in a country other than the United States if the issuer is organized outside of the United States, has its principal place of business outside of the United States, or generates more than 50 percent of its revenues from business outside of the United States. The Fund may invest in both developed and emerging market countries, although the Fund does not invest more than 65% of its net assets, at the time of purchase, in bonds of emerging market issuers. Emerging market countries include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe.

The Fund invests at least 75% of its net assets in fixed-income securities that are rated investment grade at the time of investment and in unrated securities that the subadviser has determined to be of comparable quality. The Fund may invest up to 25% of its net assets in high-yield bonds (i.e., “junk” bonds). The fixed-income securities in which the Fund may invest may range in maturity from short- to long-term and at any given time, the Fund’s portfolio is likely to include bonds with a variety of maturities.

The Fund’s subadviser seeks to develop a bond portfolio that is diversified across various countries and industry sectors. In so doing, the subadviser employs an investment approach that is both top-down and bottom-up, based on fundamental and quantitative analyses, assessments of creditworthiness, and security valuation relative to the overall market, and which takes into account more global and macroeconomic circumstances in allocating the Fund’s assets among sectors and countries. Based on fundamental, relative value and structural/technical analyses, the subadviser next seeks to exploit opportunities that may be generated when its assessment of a country’s or an issuer’s fundamentals is inconsistent with the market’s expectations. The Fund’s investments may be denominated either in a currency that is well-established internationally, such as the U.S. dollar, euro or yen, or in the local currency of its issuer. The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund’s subadviser may use derivatives, such as currency futures and forward foreign currency contracts, to hedge against international currency exposure or to take currency positions unrelated to securities held by the Fund. The subadviser also may use such instruments, as well as interest rate swaps, total return swaps and credit default swaps, either to hedge against investment risks, to manage portfolio duration, to obtain exposure to the investment characteristics of certain bonds or groups of bonds, or otherwise to increase returns.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a bond.

7

FUND SUMMARY: NATIONWIDE WORLD BOND FUND (cont.)

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more-developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in governmental policies. Certain emerging markets also may face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Currency risk – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, sensitivity to changing interest rates, or lack of liquidity.

Country risk – if the Fund emphasizes one or more countries, it may be more susceptible to the financial, market or economic events affecting the particular issuers located or conducting business in such country than funds that do not emphasize particular countries.

Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.

Currency hedging – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.

Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

8

FUND SUMMARY: NATIONWIDE WORLD BOND FUND (cont.)

Swaps and forwards – using swaps and forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps and forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for swap and forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap or forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Credit default swaps – credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Credit default swaps also are subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Fund to pay the counterparty the set value of the defaulted bonds. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Interest rate swaps – the use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment.

Total return swaps – total return swaps may be leveraged and the Fund may experience substantial gains or losses in value as a result of relatively small changes in the value of the underlying asset. In addition, total returns are subject to credit and counterparty risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Total return swaps also are subject to the risk that the Fund will not properly assess the cost of the underlying asset. If the Fund is the buyer of a total return swap, the Fund could lose money if the total return of the underlying asset is less than the Fund’s obligation to pay a fixed or floating rate of interest. If the Fund is the seller of a total return swap, the Fund could lose money if the total returns of the underlying asset are greater than the fixed or floating rate of interest it would receive.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities and financial instruments than other diversified funds, a single security’s or instrument’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Standard Life Investments (Corporate Funds) Limited

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Craig MacDonald	Investment Director, Head of Credit, Lead Portfolio Manager	Since 2015

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You generally can pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

9

FUND SUMMARY: NATIONWIDE WORLD BOND FUND (cont.)

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

HOW THE FUNDS INVEST: NATIONWIDE EMERGING MARKETS DEBT FUND

Objective

The Nationwide Emerging Markets Debt Fund seeks total return. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets in debt and other fixed-income securities issued by governments of emerging market countries and corporations that are headquartered in, or which derive at least 50% of their revenues from operations or sales in, emerging market countries. The Fund normally invests in issuers located in at least three emerging market countries.

The issuers of the securities in which the Fund invests may include either governmental entities (for example, sovereign bonds) or corporations. These securities may pay interest on either a fixed-rate or a variable-rate basis. The debt securities in which the Fund may invest may range in maturity from short- to long-term and, at any given time, the Fund’s portfolio is likely to include bonds with a variety of maturities. Although many of the securities in which the Fund may invest are investment grade, the Fund may invest without limit in high-yield bonds (i.e., “junk” bonds).

The Fund’s subadviser seeks to generate investment returns from sovereign debt securities predominately through country selection, based on the view that no two emerging markets countries are the same. In employing this top-down investment approach, the subadviser evaluates macroeconomic factors that are unique to each country, such as domestic demand dynamics, monetary and fiscal policy, and local and national politics, against global drivers such as commodity prices, global liquidity conditions and global growth/export demand. Selection of corporate debt securities begins with more of a bottom-up process, based on a combination of the subadviser’s fundamental and quantitative analyses, but within the context of the country’s macroeconomic considerations. Based on fundamental, relative value and structural/technical analyses, the subadviser next seeks to exploit opportunities that may be generated when its assessment of a country’s or issuer’s fundamentals is inconsistent with the market’s expectations. The Fund’s subadviser may sell a security if it believes the issuer’s credit quality has declined, macroeconomic factors affecting the issuer’s country have changed, or in order to take advantage of more favorable opportunities.

Many emerging market debt securities are denominated in currencies that are well-established internationally, such as the U.S. dollar, euro or yen, although other emerging market debt securities are denominated in the local currencies of their issuers. The Fund may invest in securities that are denominated either in a well-established currency or in an emerging market’s local currency, although the Fund does not invest more than 65% of its net assets, at the time of purchase, in securities denominated in local currencies.

The Fund’s subadviser may use derivatives, such as currency futures and forward currency contracts, to hedge against international currency exposure or to take currency positions unrelated to securities held by the Fund. The subadviser also may use such instruments, as well as interest rate swaps, total return swaps and credit default swaps, either to hedge against investment risks, to manage portfolio duration, to obtain exposure to the investment characteristics of certain bonds or groups of bonds, or otherwise to increase returns.

The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to COUNTRY RISK, CREDIT RISK, DERIVATIVES RISK, EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS, NONDIVERSIFIED FUND RISK, PREPAYMENT AND CALL RISK and SOVEREIGN DEBT RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 15.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Emerging market countries – developing and low- or middle-income countries that are included in the MSCI Emerging Markets® Index. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Maturity – the date on which the principal amount of a bond is required to be paid to investors.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

High-yield bonds – commonly referred to as “junk bonds,” these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that the Fund’s subadviser believes to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

11

HOW THE FUNDS INVEST: NATIONWIDE EMERGING MARKETS DEBT FUND (cont.)

Top-down investment approach – a method of investing that involves selecting securities on the basis of the relative strength of the economies of the countries in which they are issued.

Bottom-up process – a method of investing that involves the selection of debt securities based on their individual attributes regardless of broader national or economic factors.

Quantitative analyses – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. For example, the values of currency futures and forward foreign currency exchange contracts are based on changes in the values of international currencies.

Interest rate swap – a swap contract in which the parties exchange their rights to receive payments on a security or other reference rate. For example, the parties might swap the right to receive floating rate payments for the right to receive fixed rate payments.

Total return swap – a swap contract in which one party agrees to make payments based on the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Credit default swap – a swap contract in which the buyer makes a series of payments to the seller and, in exchange, receives a payoff if the issuer of a credit instrument, such as a bond or loan, defaults on its obligation to pay or experiences some type of credit event, such as a bankruptcy or restructuring. Credit default swaps also can be used to synthetically expose a portfolio to the diversification and performance characteristics of certain bonds or groups of bonds.

12

HOW THE FUNDS INVEST: NATIONWIDE WORLD BOND FUND

Objective

The Nationwide World Bond Fund seeks total return. This objective can be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Such fixed-income securities may include U.S. government securities and foreign government bonds, as well as U.S. and foreign corporate bonds, mortgage-backed securities and asset-backed securities. These securities may pay interest on either a fixed-rate or a variable-rate basis. The Fund normally invests in issuers located in at least five countries (of which one may be the United States). An issuer will be deemed to be located in a country other than the United States if the issuer is organized outside of the United States, has its principal place of business outside of the United States, or generates more than 50 percent of its revenues from business outside of the United States. The Fund may invest in both developed and emerging market countries, although the Fund does not invest more than 65% of its net assets, at the time of purchase, in bonds of emerging market issuers.

The Fund invests at least 75% of its net assets in fixed-income securities that are rated investment grade at the time of investment and in unrated securities that the subadviser has determined to be of comparable quality. The Fund may invest up to 25% of its net assets in high-yield bonds (i.e., “junk” bonds). The fixed-income securities in which the Fund may invest may range in maturity from short- to long-term, and at any given time, the Fund’s portfolio is likely to include bonds with a variety of maturities.

The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund’s subadviser nevertheless seeks to develop a bond portfolio that is diversified across various countries and industry sectors. In so doing, the subadviser employs an investment approach that is both top-down and bottom-up, based on fundamental and quantitative analyses, assessments of creditworthiness, and security valuation relative to the overall market, and which takes into account more global and macroeconomic circumstances in allocating the Fund’s assets among sectors and countries. Based on fundamental, relative value and structural/technical analyses, the subadviser next seeks to exploit opportunities that may be generated when its assessment of a country’s or an issuer’s fundamentals is inconsistent with the market’s expectations. The Fund’s subadviser may sell a security if it believes the issuer’s credit quality or value proposition has declined relative to the market or in order to take advantage of more favorable opportunities. The Fund’s investments may be denominated either in a currency that is well-established internationally, such as the U.S. dollar, euro or yen, or in the local currency of its issuers.

The Fund’s subadviser may use derivatives, such as currency futures and forward foreign currency contracts, to hedge against international currency exposure or to take currency positions unrelated to securities held by the Fund. The subadviser also may use such instruments, as well as interest rate swaps, total return swaps and credit default swaps, either to hedge against investment risks, to manage portfolio duration, to obtain exposure to the investment characteristics of certain bonds or groups of bonds, or otherwise to increase returns.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to ASSET-BACKED SECURITIES RISK, COUNTRY RISK, CREDIT RISK, DERIVATIVES RISK, EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS, MORTGAGE-BACKED SECURITIES RISK, NONDIVERSIFIED FUND RISK, PREPAYMENT AND CALL RISK and SOVEREIGN DEBT RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 15.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

U.S. government securities – debt securities issued and/ or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/ or interest payments made on a pool of residential or commercial mortgage loans.

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities.

13

HOW THE FUNDS INVEST: NATIONWIDE WORLD BOND FUND (cont.)

Emerging market countries – developing and low- or middle-income countries that are included in the MSCI Emerging Markets® Index. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

High-yield bonds – commonly referred to as “junk bonds,” these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that the Fund’s subadviser believes to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Maturity – the date on which the principal amount of a bond is required to be paid to investors.

Top-down – a method of investing that involves selecting securities on the basis of the relative strength of the economies of the countries in which they were issued.

Bottom-up – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national or economic factors.

Quantitative analyses – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. For example, the values of currency futures and forward foreign currency exchange contracts are based on changes in the values of international currencies.

Interest rate swap – a swap contract in which the parties exchange their rights to receive payments on a security or other reference rate. For example, the parties might swap the right to receive floating rate payments for the right to receive fixed rate payments.

Total return swap – a swap contract in which one party agrees to make payments based on the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Credit default swap – a swap contract in which the buyer makes a series of payments to the seller and, in exchange, receives a payoff if the issuer of a credit instrument, such as a bond or loan, defaults on its obligation to pay or experiences some type of credit event, such as a bankruptcy or restructuring. Credit default swaps also can be used to synthetically expose a portfolio to the diversification and performance characteristics of certain bonds or groups of bonds.

14

RISKS OF INVESTING IN THE FUNDS

Principal Risks

Neither Fund can guarantee that it will achieve its investment objective. The value of a Fund’s investments—and therefore, the value of Fund shares—may fluctuate. If the value of a Fund’s investments goes down, you may lose money.

The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections. The Funds may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these nonprincipal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Asset-backed securities risk – like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities also may be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.

Country risk – investments in particular countries may be more volatile than the overall bond markets. Consequently, if a Fund emphasizes one or more countries, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries than funds that do not emphasize particular countries.

Credit risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, generally are more exposed to credit risk than investment-grade securities.

Credit ratings – “investment-grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by a Fund’s subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth-highest rating category, and therefore are not considered to be investment-grade. Ratings of securities purchased by a Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by a Fund to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, a Fund must rely entirely on the credit assessment of a Fund’s subadviser.

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Funds are not guaranteed.

15

RISKS OF INVESTING IN THE FUNDS (cont.)

Derivatives risk – a derivative is a contract or investment the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying security or index. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing a Fund’s losses and reducing a Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

●	the other party to the derivatives contract may fail to fulfill its obligations;
●	their use may reduce liquidity and make a Fund harder to value, especially in declining markets and
●

when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Futures contracts – the volatility of futures contract prices historically has been greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund’s losses and reducing a Fund’s opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Foreign currency contracts – a forward foreign currency exchange contract is an agreement to buy or sell a specific amount of currency at a future date and at a price set at the time of the contract. A currency futures contract is similar to a forward foreign currency exchange contract except that the futures contract is in a standardized form that trades on an exchange instead of being privately negotiated with a particular counterparty. Forward foreign currency exchange contracts and currency futures contracts (collectively, “currency contracts”) may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying stock or bond. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, a Fund’s use of a currency hedging program will result in lower returns than if no currency hedging program were in effect. Currency contracts are considered to be derivatives, because their value and performance depend, at least in part, on the value and performance of an underlying currency. A Fund’s investments in currency contracts may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. These risks may be heightened during volatile market conditions. To the extent that a Fund is unable to close out a position because of market illiquidity, a Fund may not be able to prevent further losses of value in its derivative holdings. A Fund’s liquidity also may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Finally, a Fund’s use of derivatives may cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if a Fund had not used such instruments.

Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of customization. Some swaps may be complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange-traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, the Fund could sustain significant losses.

Credit default swaps – a credit default swap enables an investor to buy or sell protection against a credit event, such as a bond issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. Certain credit default swaps have been designated for mandatory central clearing. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Credit default swaps also are subject to the risk that a Fund will not assess properly the cost of the underlying investment. If a Fund is selling credit protection, it bears the risk that a credit event will occur, requiring a Fund to pay the counterparty the set value of the defaulted bonds. If a Fund is buying credit protection, there is the risk that no credit event will occur and a Fund will receive no benefit for the premium paid.

Interest rate swaps – interest rate swaps allow parties to exchange their rights to receive payments on a security or other

16

RISKS OF INVESTING IN THE FUNDS (cont.)

reference rate. The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to a Fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, a Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment.

Total return swaps – total return swaps allow the party receiving the total return to gain exposure and benefit from an underlying reference asset without actually having to own it. Total return swaps may be leveraged and a Fund may experience substantial gains or losses in value as a result of relatively small changes in the value of the underlying asset. In addition, total return swaps are subject to credit and counterparty risk. If the counterparty fails to meet its obligations a Fund could sustain significant losses. Total return swaps also are subject to the risk that the Fund will not properly assess the cost of the underlying asset. If a Fund is the buyer of a total return swap, the Fund could lose money if the total return of the underlying asset is less than the Fund’s obligation to pay a fixed or floating rate of interest. If a Fund is the seller of a total return swap, the Fund could lose money if the total returns of the underlying asset are greater than the fixed or floating rate of interest it would receive.

Leverage – leverage may be created when an investment exposes a Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of a Fund and make a Fund’s share price more volatile, a shareholder’s investment in a Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of a Fund’s investments. Further, the use of leverage may require a Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.

Nationwide Fund Advisors, with respect to its management and operation of the Funds, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more-developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price-to-earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more-developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in governmental policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more-developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets also may face other significant internal or external risks, including the nationalization of assets, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets also may have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in

17

RISKS OF INVESTING IN THE FUNDS (cont.)

some emerging markets, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

●	political and economic instability;
●	sanctions imposed by other foreign governments, including the United States;
●	the impact of currency exchange rate fluctuations;
●	reduced information about issuers;
●	higher transaction costs;
●	less-stringent regulatory and accounting standards and
●	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, a Fund generally will have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, a Fund may experience substantial illiquidity.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – a Fund may hold foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund.

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

High-yield bonds risk – investment in high-yield bonds (often referred to as “junk bonds”) and other lower-rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, Funds that invest in high-yield bonds are subject to the following risks:

●	increased price sensitivity to changing interest rates and to adverse economic and business developments;
●	greater risk of loss due to default or declining credit quality;
●	greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments when due and
●	negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of a Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates.

Duration – the duration of a fixed-income security estimates how much its price is affected by interest rate changes. For example, a duration of five years means the price of a fixed-income security will change approximately 5% for every 1% change in its yield. Thus, the higher a security’s duration, the more volatile the security.

18

RISKS OF INVESTING IN THE FUNDS (cont.)

Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations generally are associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.

Floating- and variable-rate securities – floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce a Fund’s income. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

Liquidity risk – the risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It is also the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk also may refer to the risk that a Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in non-investment-grade fixed-income securities and foreign issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Market and selection risks – market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by a Fund’s subadviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of nonpayment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by a Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.

Nondiversified fund risk – because each Fund may hold larger positions in fewer securities and financial instruments than other diversified funds, a single security’s or instrument’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, a Fund may be required to invest the proceeds in securities with lower yields.

Sovereign debt risk – the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors. Governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling. Further,

19

RISKS OF INVESTING IN THE FUNDS (cont.)

there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

*  *  *  *  *  *

Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents a Fund from fully pursuing its investment objective, and a Fund may miss potential market upswings.

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the Internet site for the Trust (nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of a Fund’s policies and procedures regarding the release of portfolio holdings information is available in a Fund’s SAI.

20

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of the Funds. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers, and evaluates and monitors the performance of the subadvisers. Organized as an investment adviser in 1999, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

Subadviser

Subject to oversight by NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund’s assets in accordance with a Fund’s investment objective and strategies. With regard to the portion of Fund assets allocated to it, the subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays the subadviser from the management fee NFA receives.

STANDARD LIFE INVESTMENTS (CORPORATE FUNDS) LIMITED (“STANDARD LIFE”) is the subadviser for each Fund. Standard Life is located at One Beacon Street, 34th Floor, Boston, Massachusetts 02108-3106. Standard Life and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $393.1 billion as of June 30, 2015.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds will be available in each Fund’s next annual or semiannual report to shareholders after the Funds commence operations.

Management Fees

Each Fund pays the Adviser an annual management fee based on the rates listed in the table below, which are expressed as a percentage of each Fund’s average daily net assets, and do not take into account any applicable fee waivers or reimbursements:

Fund	Assets	Fee
Nationwide Emerging Markets Debt Fund	All assets	0.70%
Nationwide World Bond Fund	All assets	0.54%

Portfolio Management

Nationwide Emerging Markets Debt Fund

The Fund is managed using a team approach led by Richard House, who is primarily responsible for making investment decisions. Mr. House is Head of Emerging Markets Fixed Income at Standard Life. Mr. House joined Standard Life in 2012 as a portfolio manager. Prior to joining Standard Life, he was Head of Emerging Market Debt at Threadneedle Asset Management from 2007 to 2012.

Nationwide World Bond Fund

The Fund is managed using a team approach led by Craig MacDonald, who is primarily responsible for making investment decisions. Mr. MacDonald is an Investment Director and Head of the Credit Team with Standard Life. Mr. MacDonald is also the lead portfolio manager for a number of sterling, euro and global credit mandates. He has been employed in the investment area of Standard Life since January 2002.

Additional Information about the Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in a Fund, if any.

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INVESTING WITH NATIONWIDE FUNDS

Choosing a Share Class

When selecting a share class, you should consider the following:

●	which share classes are available to you;
●	how long you expect to own your shares;
●	how much you intend to invest;
●	total costs and expenses associated with a particular share class and
●	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The Nationwide Funds offer several different share classes, each with different price and cost features. The following table compares Class A and Class C shares, which are available to all investors.

Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision.

Comparing Class A and Class C Shares

Classes and Charges	Points to Consider

Class A Shares

Front-end sales charge up to 2.25% for Class A shares	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC)[1]	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25%	Total annual operating expenses are lower than Class C expenses, which means higher dividends and/or net asset value (“NAV”) per share.

Administrative services fee of up to 0.25%	No maximum investment amount.

Classes and Charges	Points to Consider

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.

Administrative services fee of up to 0.25%	Maximum investment amount of $500,000. Larger investments may be rejected.

[1]

If you purchase Class A shares without a sales charge because you are eligible for a cumulative quantity discount, as described in “Purchasing Class A Shares without a Sales Charge” below, and your broker (or other financial intermediary) was paid a “finder’s fee” in connection with your purchase, you will be charged a CDSC of 0.75% on any Class A shares you redeem within 18 months of purchase.

Class A Shares

Class A shares are sold subject to a front-end sales charge of 2.25% of the offering price, but which declines based on the size of your purchase as shown below. A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Front-End Sales Charges for Class A Shares

	Sales Charge as a Percentage of		Dealer
Amount of Purchase	Offering Price	Net Amount Invested (approximately)	Commission as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 or more	None	None	None	*

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

No front-end sales charge applies to Class A shares that you buy through reinvestment of Fund dividends or capital gains.

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INVESTING WITH NATIONWIDE FUNDS (cont.)

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Funds’ transfer agent, your financial advisor or other intermediary at the time of purchase and also must provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by their current public offering price. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Funds’ transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and in the SAI for more information.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

●	A larger investment. The sales charge decreases as the amount of your investment increases.
●

Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A or Class C shares in all Nationwide Funds (except the Nationwide Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

●

Share repurchase privilege. If you redeem Fund shares from your account, you may qualify for a reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

●

Letter of Intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $100,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You also can combine your purchase of Class A shares with your purchase of Class C shares of these and other Nationwide Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

●

investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the “Distributor”) to waive sales charges for purchases made through self-directed brokerage service platforms in which transaction fees may (or may not) be imposed, investment advisory programs, fee-based programs or other sales channels in which front-end sales charges customarily are not imposed;

●	directors, officers, full-time employees, and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Distributor;
●	retirement plans that have an agreement with the Distributor or an affiliate of the Distributor;
●	retirement plan customers of an unaffiliated brokerage firm or retirement plan administrator that has an agreement with the Distributor to waive sales charges;
●

owners of individual retirement accounts investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

●	investment advisory clients of the Adviser and its affiliates;
●	Trustees and retired Trustees of the Trust;
●

directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Adviser, its affiliates, subadvisers, or sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time and

●	directors, officers, full-time employees (and their spouses, children or immediate relatives ) of any current subadviser to the Trust.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares without a Sales Charge

Purchases of $500,000 or more of Class A shares have no front-end sales charge. You can purchase $500,000 or more in Class A shares in one or more of the funds offered by the Trust at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) of 0.75% applies (as shown below) if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase.

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INVESTING WITH NATIONWIDE FUNDS (cont.)

The CDSC does not apply:

●	if you are eligible to purchase Class A shares without a sales charge because of a waiver identified in “Waiver of Class A Sales Charges” above;
●	if no finder’s fee was paid or
●	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Sales of Class A Shares

Amount of Purchase	$500,000 or more
If sold within	18 months
Amount of CDSC	0.75%

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of a Fund is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective Prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares

The CDSC is waived on:

●	the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;
●	Class A or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;
●	mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and
●	redemptions of Class C shares from retirement plans offered by broker-dealers or retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are redeposited into your new account.

If you qualify for a waiver of a CDSC, you must notify the Funds’ transfer agent, your financial advisor or other intermediary at the time of purchase and also must provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

Calculation of CDSC for Class C Shares

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

Share Classes Available Only to Institutional Accounts

The Funds offer Institutional Service Class and Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under the Employee Retirement Income Security Act (ERISA) when determining which class is appropriate for the retirement plan.

Other fiduciaries also should consider their obligations in determining the appropriate share class for a customer, including:

●	the level of distribution and administrative services the plan requires;
●	the total expenses of the share class and
●	the appropriate level and type of fee to compensate the intermediary.

An intermediary may receive different compensation depending on which class is chosen.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

●	retirement plans advised by financial professionals;
●	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
●	a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions;
●	fee-based accounts of broker-dealers and/or registered investment advisers investing on behalf of their customers;

24

INVESTING WITH NATIONWIDE FUNDS (cont.)

●	unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
●	current holders of Institutional Service Class shares of any Nationwide Fund.

Institutional Class Shares

Institutional Class shares are sold without a sales charge, and are not subject to Rule 12b-1 fees or administrative services fees. Therefore, no administrative services fees, sub-transfer agency payments or other service payments are paid to broker-dealers or other financial intermediaries either from Fund assets or the Distributor’s or an affiliate’s resources with respect to sales of or investments in Institutional Class shares, although such payments may be made by the Distributor or its affiliate from its own resources pursuant to written contracts entered into by the Distributor or its affiliate prior to March 1, 2014.

Institutional Class shares are available for purchase only by the following:

●	funds of funds offered by the Distributor or other affiliates of the Funds;
●	retirement plans for which no third-party administrator or other financial intermediary receives compensation from the Funds, the Distributor or the Distributor’s affiliates;
●

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

●	Section 529 college savings plans;
●	high-net-worth individuals or corporations who invest directly without using the services of a broker, investment adviser or other financial intermediary or
●	current beneficial holders of Institutional Class shares of any Nationwide Fund.

Institutional Class shares are not available to retail accounts or to broker-dealer or advisory fee-based wrap programs.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Distributor. These fees are either kept by the Distributor or paid to your financial advisor or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A and Class C shares of the Funds to compensate the Distributor through distribution and/or service fees for expenses associated with distributing and selling shares and maintaining shareholder accounts. These fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services and maintenance of customer accounts. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to any applicable sales charges and are paid from the Funds’ assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A and Class C shares pay the Distributor annual amounts not exceeding the following:

Class	as a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class C shares	1.00% (0.25% of which is a service fee)

Administrative Services Fees

Class A, Class C and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. (These fees are in addition to Rule 12b-1 fees for Class A and Class C shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries (including those that are affiliated with NFA) who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, the Funds may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class C and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund’s Class A, Class C and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid to broker-dealers and other

25

INVESTING WITH NATIONWIDE FUNDS (cont.)

financial intermediaries. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

●	the Adviser’s affiliates;
●	broker-dealers;
●	financial institutions and
●	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Nationwide Funds

Representatives are available 9 a.m. to 8 p.m. Eastern Time, Monday through Friday, at 800-848-0920.

Automated Voice Response Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

●	make transactions;
●	hear Fund price information and
●	obtain mailing and wiring instructions.

Internet Go to nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

●	download Fund Prospectuses;
●	obtain information on the Nationwide Funds;
●	access your account information and
●	request transactions, including purchases, redemptions and exchanges.

By Regular Mail Nationwide Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

By Overnight Mail Nationwide Funds, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.

26

INVESTING WITH NATIONWIDE FUNDS (cont.)

Fund Transactions—Class A and Class C Shares

All transaction orders must be received by the Funds’ transfer agent or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV.

How to Buy Shares Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

How to Exchange* or Sell** Shares

*  Exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

** A signature guarantee may be required. See “Signature Guarantee” below.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.
By mail. Complete an application and send with a check made payable to: Nationwide Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders. The Funds may, however, under circumstances they deem to be appropriate, accept cashier’s checks. Nationwide Funds reserves the right to charge a fee with respect to any checks that are returned for insufficient funds.	By mail. You may request an exchange or redemption by mailing a letter to Nationwide Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners.
By telephone. You will have automatic telephone transaction privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone transaction privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone transaction privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone transaction privileges at any time, without notice to shareholders.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record.

The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

Online. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue online transactions of Fund shares at any time.	Online. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue online transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)

●  if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

●  your bank may charge a fee to wire funds.

●  the wire must be received by the close of regular trading (usually 4:00 p.m. Eastern Time) in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

●  your proceeds typically will be wired to your bank on the next business day after your order has been processed.

●  Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.

●  your financial institution also may charge a fee for receiving the wire.

●  funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You may fund your Nationwide Funds’ account with proceeds from a domestic bank via ACH. To set up your account for ACH purchases, a voided check must be attached to your application. Your account will be eligible to receive ACH purchases 15 days after you provide your bank’s routing number and account information to the Funds’ transfer agent. Once your account is eligible to receive ACH purchases, the purchase price for Fund shares is the net asset value next determined after your order is received by the transfer agent, plus any applicable sales charge. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.

27

INVESTING WITH NATIONWIDE FUNDS (cont.)

Buying Shares

Share Price

The net asset value per share or “NAV” per share is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

●	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open and
●

generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent or authorized intermediary, plus any applicable sales charge.

The Funds are available only to investors residing in the United States. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Fair Value Pricing

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market-based quotations. Equity securities generally are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities generally are valued at the bid valuation price provided by an independent pricing service.

Securities for which market-based quotations are either unavailable (e.g., an independent pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser or a designee generally are valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buyouts, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the NYSE. The fair values assigned to a Fund’s foreign equity investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.

These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

28

INVESTING WITH NATIONWIDE FUNDS (cont.)

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

●	New Year’s Day
●	Martin Luther King, Jr. Day
●	Presidents’ Day
●	Good Friday
●	Memorial Day
●	Independence Day
●	Labor Day
●	Thanksgiving Day
●	Christmas Day
●	Other days when the New York Stock Exchange is closed.

Minimum Investments

Class A and Class C Shares
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$100 (per Fund)
To start an Automatic Asset Accumulation Plan	$0 (provided each monthly purchase is at least $50)
Additional Investments (Automatic Asset Accumulation Plan)	$50

Institutional Service Class Shares
To open an account	$50,000 (per Fund)
Additional investments	No minimum

Institutional Class Shares
To open an account	$1,000,000 (per Fund)
Additional investments	No minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Fund must obtain the following information for each person that opens a new account:

●	name;
●	date of birth (for individuals);
●	residential or business street address (although post office boxes are still permitted for mailing) and
●	Social Security number, taxpayer identification number or other identifying number.

You also may be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

●

If the value of your account falls below $2,000 ($1,000 for IRA accounts), you generally are subject to a $5 quarterly fee, unless such account actively participates in an Automatic Asset Accumulation Plan. Shares from your account are redeemed each quarter to cover the fee, which is returned to a Fund to offset small account expenses. Under some circumstances, a Fund may waive the quarterly fee.

●

Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

●	both accounts have the same registration;
●	your first purchase in the new fund meets its minimum investment requirement and
●	you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A and Class C shares.

You also may use proceeds from sales of Institutional Service Class or Institutional Class shares of a Nationwide Fund to purchase Class A shares of a New Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor, where the New Fund does not offer, as applicable, Institutional Service Class or Institutional Class shares.

29

INVESTING WITH NATIONWIDE FUNDS (cont.)

Notwithstanding the foregoing, no minimum investment requirement shall apply to holders of Institutional Service Class shares seeking to exchange such shares for Institutional Service Class shares of another Fund, or to holders of Institutional Class shares seeking to exchange such shares for Institutional Class shares of another Fund, where such Institutional Service Class or Institutional Class shares (as applicable) had been designated as Class D shares at the close of business on July 31, 2012.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of shares. However,

●	if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.
●	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to the Nationwide Money Market Fund).

Exchanges into the Nationwide Money Market Fund

You may exchange between Institutional Class shares of the Funds and Institutional Class shares of the Nationwide Money Market Fund. You may exchange between all other share classes of the Funds and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A or Class C shares of another Nationwide Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

Selling Shares

You can sell or, in other words, redeem your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after a Fund’s authorized intermediary or an agent of a Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price, depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading is restricted or
●	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, a Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

●	is engaged in excessive trading or
●	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds’ ability to make a redemption in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Automatic Withdrawal Program

You may elect to automatically redeem Class A shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A shares subject to a sales charge while redeeming shares using this program.

Signature Guarantee

A signature guarantee is required for sales of shares of the Funds in any of the following instances:

●	your account address has changed within the last 30 calendar days;
●	the redemption check is made payable to anyone other than the registered shareholder;
●	the proceeds are mailed to any address other than the address of record or
●	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

30

INVESTING WITH NATIONWIDE FUNDS (cont.)

No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account, the registration of which includes the names of all of the account owners in which the mutual fund account is registered.

A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Nationwide Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

●	disrupt portfolio management strategies;
●	increase brokerage and other transaction costs and
●	negatively affect Fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing also may be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees has adopted the following policies with respect to excessive or short-term trading in the Funds:

Fair Valuation

The Funds have fair value pricing procedures in place as described above in “Investing with Nationwide Funds: Fair Value Pricing.”

Monitoring of Trading Activity

The Funds, through the Adviser, its subadvisers and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. Further, in compliance with Rule 22c-2 under the Investment Company Act of 1940, as amended, Nationwide Funds Group, on behalf of the Funds, has entered into written agreements with the Funds’ financial intermediaries, under which each intermediary must, upon request, provide the Funds with certain shareholder identity and trading information so that the Funds can enforce their market timing policies. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, at their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

●	restrict or reject purchases or exchanges that the Fund or its agents believe constitute excessive trading and
●	reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

Additional Information about Fees and Expenses

The fees and expenses of the Funds that appear in the Fund Summaries are based on each Fund’s estimated average net assets for the current fiscal year since the Funds are new. Such fees and expenses do not reflect any change in expense ratios resulting from a change in assets under management as estimated. A decline in a Fund’s average net assets, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown in the applicable Fund Summary. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund.

31

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax advisor.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to distribute its net investment income, if any, to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash by contacting the Funds’ transfer agent or your financial intermediary.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

●	distributions are taxable to you at either ordinary income or capital gains tax rates;
●	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
●	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
●

for individual shareholders, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation at long-term capital gains tax rates because the income of the Fund is primarily derived from investments earning interest rather than dividend income;

●

for corporate shareholders, generally none or only a small portion of the income dividends paid are anticipated to be eligible for the corporate dividend-received deduction because the income of the Fund is primarily derived from investments earning interest rather than dividend income; and,
●	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The federal income tax treatment of a Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year are reported on Form 1099, which is sent to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to reduce the number of corrected forms mailed to shareholders. However, a Fund will send you a corrected Form 1099 if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any shares sold or exchanged after you receive your tax statement.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you pro rata as a foreign tax credit.

Selling and Exchanging Shares

Selling or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals in the 10% and 15% federal income tax rate brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high-income taxpayers). If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Each Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost

32

DISTRIBUTIONS AND TAXES (cont.)

basis of Fund shares you sell or redeem. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by each Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-deferred retirement account.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax advisor. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty tax and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains and, with respect to taxable years of a Fund that begin before January 1, 2015 (unless such provision is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax advisor or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the IRS instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

Other Reporting and Withholding Requirements

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund and (b) after December 31, 2016, certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax advisor about federal, state, local or foreign tax consequences before making an investment in a Fund.

33

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

The Adviser performs oversight and evaluation services to the Funds, including the following:

●	initial due diligence on prospective Fund subadvisers;
●	monitoring subadviser performance, including ongoing analysis and periodic consultations;
●	communicating performance expectations and evaluations to the subadvisers;
●	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●	selecting and monitoring Fund subadvisers.

The Adviser does not expect to frequently recommend subadviser changes. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds’ investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related Statement of Additional Information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights to any shareholder or other person other than any rights under federal or state law that may not be waived.

34

FINANCIAL HIGHLIGHTS: NATIONWIDE EMERGING MARKETS DEBT FUND

Financial information is not provided because the Fund did not begin operations as of the date of this Prospectus.

35

FINANCIAL HIGHLIGHTS: NATIONWIDE WORLD BOND FUND

Financial information is not provided because the Fund did not begin operations as of the date of this Prospectus.

36

For Additional Information, Contact:

By Regular Mail:

Nationwide Funds

P.O. Box 701

Milwaukee, WI 53201-0701

By Overnight Mail:

Nationwide Funds

615 East Michigan Street

Third Floor

Milwaukee, WI 53202

For 24-Hour Access:

800-848-0920 (toll free). Representatives are available 9 a.m. –8 p.m. Eastern time, Monday through Friday. Call after 7 p.m. Eastern time for closing share prices. Also, visit the website at nationwide.com/mutualfunds.

The Trust’s Investment Company Act File No.: 811-08495

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents—which may be obtained free of charge—contain additional information about the Funds:

●	Statement of Additional Information (incorporated by reference into this Prospectus)
●	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance)
●	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about the Funds, or to make other shareholder inquiries, contact us at the address or phone number listed.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign up for our free e-delivery service. Please call 800-848-0920 for information.

Information from the Securities and Exchange Commission (SEC)

You can obtain copies of Fund documents from the SEC:

●	on the SEC’s EDGAR database via the Internet at sec.gov;
●	by electronic request to publicinfo@sec.gov;
●	in person at the SEC’s Public Reference Room in Washington, D.C. (for the SEC’s hours of operation, call 202-551-8090) or
●	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 (the SEC charges a fee to copy any documents).

PR-INT 10/15

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2015

NATIONWIDE MUTUAL FUNDS

Nationwide Emerging Markets Debt Fund Class A (NWXAX) Class C (NWXBX) Institutional Class (NWXCX) Institutional Service Class (NWXDX)	Nationwide World Bond Fund Class A (NWWWX) Class C (NWXMX) Institutional Class (NWWYX) Institutional Service Class (NWWZX)

Nationwide Mutual Funds (the “Trust”), a Delaware statutory trust, is a registered open-end investment company currently consisting of 55 series as of the date hereof. This Statement of Additional Information (“SAI”) relates to the Nationwide Emerging Markets Debt Fund and Nationwide World Bond Fund (each a “Fund”, collectively, the “Funds”).

Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Mutual Funds, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling toll free 800-848-0920.

This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds dated October 30, 2015. It contains information in addition to and more detailed than that set forth in the Prospectus for the Funds and should be read in conjunction with it.

Copies of the Funds’ Annual Report and Semiannual Report will be available without charge upon request by writing the Trust or by calling toll free 800-848-0920. Since the Funds are new, the first Semiannual Report will be available on or about June 30, 2016.

GENERAL INFORMATION AND HISTORY

Nationwide Mutual Funds is an open-end management investment company formed under the laws of the state of Delaware on September 1, 2004 pursuant to a Declaration of Trust dated September 30, 2004, as amended and restated October 28, 2004 and June 17, 2009 (the “Second Amended and Restated Declaration of Trust”). The Trust currently consists of 55 separate series, each with its own investment objective.

Each of the Nationwide Emerging Markets Debt Fund and the Nationwide World Bond Fund is a non-diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectus discusses each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review the Prospectus for the Funds. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectus.

Bank and Corporate Loans

The Funds may invest in bank and corporate loans. Commercial banks and other financial institutions or institutional investors make bank or corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on bank or corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of bank and corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The loan instruments in which a Fund may invest may involve borrowers, agents, co-lenders and collateral located both within and outside the United States, including in emerging market countries. Bank and corporate loans may include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfeiting transactions.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the bank or corporate loans, holds collateral and accepts payments of principal and interest. By investing in a corporate or bank loan, a Fund may become a member of the syndicate. A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a bank or corporate loan and could suffer a loss of principal and/or interest.

The bank and corporate loans in which a Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank or corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

The trading market for many bank and corporate loans, including those relating to trade finance, may be limited or less developed than the secondary market for bonds and notes. Therefore, a Fund may experience difficulties in selling its bank or corporate loans. In many cases, loans and loan-related instruments may be considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument.

Borrowing

Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1⁄3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the U.S. Securities and Exchange Commission (“SEC”) to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Asset Segregation. Pursuant to current guidance from the staff of the SEC, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be deemed to be creating any “senior security” provided that the Fund “covers” its obligations. Financial instruments that involve an obligation to make future payments to third parties can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis; (ii) futures contracts, (iii) forward currency contracts; (iv) swaps; (v) written options; (vi) unfunded commitments; (vii) securities sold short; and (viii) reverse repurchase agreements. A Fund is deemed to have “covered” its obligations involving such a financial instrument when the Fund enters into an offsetting financial position, or segregates liquid assets (such as cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Segregated assets are not required to be physically segregated from other Fund assets, but may be segregated through appropriate notation on the books of a Fund or the Fund’s custodian.

The obligation to cover a financial instrument may require a Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order to segregate the required amount of assets. Should segregated assets decline in value, a Fund will be required to segregate additional assets or reduce its position in the financial instrument. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied.

The segregated amount for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between a Fund and its counterparty, is liquid assets equal to the net amount due under the contract, as determined daily on a mark-to-market basis. For futures, forwards and swaps that may physically settle, a Fund will cover its position by segregating liquid assets equal to the contract’s full notional value (less any margin posted). This may limit the Fund’s ability to use these instruments, to the extent that more assets will be required to cover a Fund’s obligations.

Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s subadviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s subadviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Brady Bonds

The Funds may invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund’s subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the subadviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the

Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will rely primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Cyber Security Risk

With the increased use of technologies such as the internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, and other service providers (including, but not limited to, Fund accountants, custodians, subadvisers, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds and their service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.

Debt Obligations

Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities normally is less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short- or intermediate-term securities (which tend to be less volatile in price) into long-term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

Recent market data indicates that primary dealer inventories of corporate bonds appear to be at an all-time low, relative to the market size. A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed income markets.

Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term to maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration ordinarily is less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not reflect properly the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of 10 or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not captured properly by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration generally will outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Ratings as Investment Criteria. High-quality, medium-quality and noninvestment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). “Investment Grade” securities comprise high-quality and medium-quality obligations which are defined as securities carrying ratings by any NRSRO included in their top four categories (e.g., BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s or BBB- or higher by Fitch. Securities that do not carry an investment grade rating by any of the NRSROs are considered non-investment grade, or high yield “junk” bonds. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Fund’s portfolio securities, but the Fund also relies upon the independent advice of its subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Funds must rely entirely on the credit assessment of the subadviser.

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Derivative Instruments

Each Fund may use instruments referred to as derivative instruments (“derivatives”). A derivative is a financial instrument the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging purposes. The Funds, as noted in their Prospectus, also may use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is seeking primarily to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be exposed fully to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Neither Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is proportional roughly to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Depending on the change in the value of the underlying asset, the potential for loss may be limitless. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Nationwide Fund Advisors, with respect to its management and operation of the Funds, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

(1)	Successful use of most derivatives depends upon a Fund’s subadviser’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2)	There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.

(3)	Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, a Fund could suffer a loss.

(4)	As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS.”

Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can be exercised only at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC regulations and guidance, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund also will earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option.

Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

To the extent required by regulatory authorities, a Fund will enter only into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account. Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

A Fund that invests in a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. A Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.

Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund also may invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

Structured Notes. A Fund may use structured notes to pursue its objective. Structured notes generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security or asset. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

With respect to structured notes, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are sold typically in private placement transactions, and there is currently no active trading market for these securities. See also, “Description of Portfolio Instruments and Investment Policies — Restricted, Non-Publicly Traded and Illiquid Securities.”

Swap Agreements. A Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, with respect to swaps that have been designated by the CFTC for mandatory clearing (cleared swaps), through an FCM and cleared through a clearinghouse that serves as a central counterparty. See “Uncleared Swaps” and “Cleared Swaps” below for additional explanation of cleared and uncleared swaps. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed- or floating-rate of interest or the total return from another underlying asset.

The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund’s subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments or otherwise replicate a particular benchmark index. Swap agreements may be considered to be illiquid and, therefore, subject to the Funds’ limitation on investments in illiquid securities. If a swap transaction is unusually large or if the underlying market is illiquid, a Fund may not be able to establish or liquidate a position at a favorable time or price, which may result in losses.

New swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements in swap transactions; (4) position limits and large trader reporting requirements; and (5) record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter (OTC) derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

A Fund will enter uncleared swap agreements only with counterparties that the Fund’s subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Cleared swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund may either execute a cleared swap through a swap execution facility or, in certain situations where permitted,enter into a cleared swap through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and also can require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments based on the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap will allow the Fund to quickly and cost effectively invest cash flows into a diversified basket of assets which has the risk/return prospect of a stated benchmark.

Interest Rate Swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive for fixed rate payments. Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received, as well as the risk that the counterparty will fail to meet its obligations.

Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Credit Default Swaps. A Fund may enter into credit default swap contracts for hedging purposes or to create direct or synthetic short or long exposure to domestic or foreign corporate or sovereign debt securities.

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk – that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Foreign Currency-Related Derivative Strategies - Special Considerations. A Fund may use futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and also may engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s subadviser believes a liquid secondary market will exist for a particular option at any specific time.

Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currencies will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in foreign currencies over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Non-Deliverable Forwards. The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund’s custodian will maintain segregated assets in an amount not less than the value of the Fund’s unrealized loss under such non-deliverable forward transaction. If the additional segregated assets decline in value or the amount of the Fund’s commitment increases because of changes in currency rates, additional cash or securities will be designated as segregated assets on a daily basis so that the value of the account will equal the amount of the Fund’s unrealized loss under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

The SEC and CFTC consider non-deliverable forwards as swaps, and they are therefore included in the definition of “commodity interests.” Non-deliverable forwards have historically been traded in the OTC market. However, as swaps, non-deliverable forwards may become subject to central clearing and trading on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and thus are not deemed to be commodity interests. However, such forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject Nationwide Fund Advisors (“NFA”) to CFTC registration and regulation as a commodity pool operator.

Foreign Commercial Paper. The Funds may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in the foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will earmark or establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Floating- and Variable-Rate Securities

The Funds may invest in floating- or variable-rate securities. Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable- or adjustable-rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund’s subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Foreign Securities

Each Fund may invest in securities of issuers located outside the United States. Funds that invest in foreign securities offer the potential for more diversification than Funds that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets also may be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund generally will have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Unless a Fund’s Prospectus states a policy to invest only in securities denominated in U.S. dollars, a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Investment in Emerging Markets. The Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries are developing and low or middle income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, specifically have authorized such funds. Also, there are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values (NAV). If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs, EDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, EDR or NVDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Sovereign Debt. The Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by governments of developing or emerging market countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which adversely may affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be involved directly in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Lending Portfolio Securities

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund must be able to terminate the loan and regain the right to vote the securities. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. In addition, the Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that the Fund receives may be included in calculating the Fund’s total assets. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and securities of other issuers with debt-like characteristics that are rated A1 or P1 on a fixed-rate or floating-rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium-term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium-term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral also may be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company, are agreements in which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed-rate or floating-rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to 10 years, in the context of securities lending collateral, the maturity of the medium-term note will not generally exceed two years.

Loan Participations and Assignments

The Funds may invest in Loan Participations and Assignments. Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Loan Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Loan Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Loan Participation. In the event of the insolvency of the lender selling a Loan Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Medium-Quality, Lower-Quality and High-Yield Securities

The Funds may invest in medium-quality securities and also in lower-quality and high-yield securities (commonly known as “junk bonds”) (hereinafter referred to as “lower-quality securities”).

Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Lower-Quality/High-Yield Securities. Non-investment grade debt or lower-quality/rated securities include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”); (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities.

As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities generally are unsecured and often are subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security generally will decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for that Fund.

Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s and ability to dispose of particular securities, when necessary to meet such Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations generally are available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

Money Market Instruments

Money market instruments in which the Funds invest may include the following types of instruments:

•	obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•	repurchase agreements;

•	bank or savings and loan obligations;

•	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It also may be issued by foreign issuers, such as foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable subadviser;

•	certain floating- and variable-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period; and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund’s subadviser to be of comparable quality to the securities described above.

Extendable Commercial Notes. ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECN’s rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating-rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The subadviser to the Funds will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Mortgage- and Asset-Backed Securities

Each of the Funds may invest in mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.

Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC (each of which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue generally is based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could affect adversely the return on an investment in such security.

Private lenders or government-related entities also may create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

Unlike fixed-rate mortgage-backed securities, adjustable-rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable-rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable-rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable-rate mortgage-backed securities in a Fund likely would decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable-rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable-rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed-rate mortgage-backed securities, which will remain constant. Adjustable-rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC (which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by

Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

A Fund also may invest in, among others types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds are generally less subject to the risks of prepayment than are other types of mortgage-backed securities.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds also may invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS” in this SAI.

A Fund also may purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities, though, present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Asset-backed securities may not have the benefit of any security interest in the related asset. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Municipal Securities

The Funds may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. The Nationwide Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds also may acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The subadviser will consider such an event in determining whether a Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Preferred Stocks and Convertible Securities

The Funds may invest in preferred stocks and other forms of convertible securities. In some instances, a Fund may receive common stock, warrants or other types of equity securities resulting from a corporate action by or bankruptcy of an issuer of debt securities held by the Fund. In such instances, unless such equity securities are preferred stocks or convertible securities, the Fund will sell such equity securities as soon as reasonably practicable.

Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

The Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Funds also may invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS”), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

The Funds also may invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (PIK Bonds) and Deferred Payment Securities” below.

Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Contingent Convertible Securities. A contingent convertible security (“CoCo”) is a hybrid debt security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.

With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting the Fund to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

CoCos are subject to the credit, interest rate, high yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that the Fund may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that the Fund will receive return of principal on CoCos.

Put Bonds

The Funds may invest in “put” bonds, which are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Repurchase Agreements

The Funds may enter into repurchase agreements. In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a subcustodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the U.S. Securities and Exchange Commission (“SEC”) to be loans by the Fund. The Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether the Fund has loaned more than one third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

Restricted, Non-Publicly Traded and Illiquid Securities

The Funds may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, for purposes of the Nationwide Money Market Fund, a security is illiquid if it cannot be sold or disposed of within the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust (“Board of Trustees”), the Fund’s subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.

A Fund may sell OTC options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund’s subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act

(“Section 4(2) paper”) is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.

The Funds also may invest in mortgage dollar rolls, which are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would earmark or set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated or earmarked assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated or earmarked assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated or earmarked assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds (See “Borrowing”).

Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

Securities of Investment Companies

As permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, each Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act. A Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

Exchange Traded Funds. The Funds may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.

The shares of an ETF may be assembled in a block known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Standby Commitment Agreements

The Funds may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Fund segregates or earmarks liquid assets in the aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Strip Bonds

The Funds may invest in strip bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

Temporary Investments

Generally the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings

U.S. Government Securities and U.S. Government Agency Securities

The Funds may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation (“FHLMC”), are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the FNMA.

The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund’s portfolio, cause the Fund’s daily net asset value to fluctuate.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. As conservator, the FHFA assumed all the powers of the shareholders, directors and officers with the goal of preserving and conserving the assets and property of FNMA and FHLMC. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear.

Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, 10 or 30 years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government generally are adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

When-Issued Securities and Delayed-Delivery Transactions

The Funds may invest in when-issued securities and engage in delayed-delivery transactions. When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the Securities and Exchange Commission (“SEC”), its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities sufficient to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the segregated account remains equal to the amount of such Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it earmarks or sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities

The Funds may invest in zero coupon securities and step-coupon securities. In addition, the Funds may invest in PIK Bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates generally will result in higher brokerage expenses, and may increase the volatility of a Fund. As of the date of this SAI, the Funds have not yet commenced operations, and thus no portfolio turnover rate information is provided.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Each Fund:

•	May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

•	May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of each Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

•	May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The following are the non-fundamental operating policies of the Funds, which may be changed by the Board of Trustees without shareholder approval:

Each Fund may not:

•	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it segregates or earmarks other liquid assets it owns as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

•	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

•	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1⁄3% of each Fund’s total assets.

•	Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1⁄3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and securities of other issuers, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or, in the securities of one or more qualified publicly traded partnerships.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter or affiliated persons of the Funds’ investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

The policies and procedures are applicable to the investment adviser, Nationwide Fund Advisors (“NFA” or the “Adviser”) and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service providers acting on their behalf are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

Each Fund posts onto the Trust’s Internet site (nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.

Exceptions to the portfolio holdings release policy described above can be authorized only by NFA’s Leadership Team or its duly authorized delegate and will be made only when:

•	A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

•	The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

•	The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds’ fiduciary duties.

Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

The Funds have ongoing arrangements to distribute information about the Funds’ portfolio holdings to the Funds’ third-party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper), SunGard Financial Systems (Wall Street Concepts), Ernst & Young, LLP, Lipper Inc., Morningstar, Inc., Bloomberg LP, Institutional Shareholder Services Inc.,FactSet Research Systems, Inc., the Investment Company Institute, and on occasion, to transition managers such as BlackRock Investment Management, LLC, State Street Bank and Trust Company, or Macquarie Capital (USA) Inc., where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.

NFA conducts periodic reviews of compliance with the policy and the Funds’ Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff also will submit annually to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

Management Information

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the last five years in any publicly-traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 55 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	119	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since	119

Director of

Dentsply

International,

Inc. (dental

products)

from 2002 to present, Ultralife

Batteries, Inc. from

2004 to 2010,

Albany International

Corp. (paper

industry)

from 2005 to 2013,

Terex Corporation

(construction

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
		January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.		equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.	executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and	119	None	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
		General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association - College Retirement Equities Fund).	119	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset	119	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
		Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	119	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	119	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented	119	None	Significant board experience; significant executive experience, including past service as

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
		investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.			a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	119	Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance	Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare Foundation (non-profit foundation) since 2009.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Directorships held in:(1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group[2], which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group[2] since May 2007[2].

Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].

Jennifer Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President, Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Responsibilities of the Board of Trustees

The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from Nationwide Funds Group regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.

Board Leadership Structure

The Trustees approve financial arrangements and other agreements between the Funds, on the one hand, and NFA, the subadvisers, or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board, as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.

This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds’ current operations.

Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.

The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.

Board Oversight of Trust Risk

The Board’s role is one of oversight, including oversight of the Funds’ risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds’ affairs. While risk management is the primary responsibility of NFA and the Funds’ subadvisers, the Trustees regularly receive reports from NFA, NFM, and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.

The Funds have retained NFA as the Funds’ investment adviser and NFM as the Funds’ administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Fund of Funds, to one or more subadvisers. NFA and NFM are primarily responsible for the Funds’ operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds’ subadvisers. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.

Committees of the Board of Trustees

The Board has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance, and Investment Committees. The function of each Committee is oversight.

The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit – the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors; (f) meet and consider the reports of the Trust’s independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer ; (h) review information provided to the Audit Committee regarding SEC examinations of the Trust and its service providers; and (i) undertake such other responsibilities as may be delegated to the Audit Committee by the Board. The Audit Committee met six times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley (Chairperson), Ms. Dryden, Mr. Karlawish and Ms. Kosel, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The purposes of the Valuation and Operations Committee are to: (a) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (b) assist the Board with its review and oversight of the implementation and operation of the Trust’s Rule 2a-7 Procedures, including with respect to credit risk, applicable to the Trust’s money market fund series; (c) review and oversee the actions of the principal underwriter and investment advisers with respect to distribution channels for the Funds’ shares and distribution strategies for the Funds including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (d) review and oversee the investment advisers’ brokerage practices as these relate to the Trust; (e) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, transfer agency, sub-transfer agency, shareholder services, administrative services, custody, and such other areas as may be assigned by the Board to the Committee from time to time; and (f) undertake such other responsibilities as may be delegated to the Committee by the Board. The Valuation and Operations Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen (Chairperson), Ms. Dryden, Ms. Kosel and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications and proxy voting by series of the Trust; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met five times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Ms. Jacobs, Mr. Kridler (Chairperson) and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at Attn: Secretary, Nationwide Mutual Funds, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s) and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; and (b) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. Karlawish and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act, and Ms. Marshall, who is an interested person of the Trust, as defined in the 1940 Act.

Ownership of Shares of Nationwide Mutual Funds as of December 31, 2014

Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Trust	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Charles E. Allen	Over $100,000	Over $100,000
Paula H.J. Cholmondeley	Over $100,000	Over $100,000
Phyllis Kay Dryden	Over $100,000	Over $100,000
Barbara I. Jacobs	Over $100,000	Over $100,000
Keith F. Karlawish	Over $100,000	Over $100,000
Carol A. Kosel	Over $100,000	Over $100,000
Douglas F. Kridler	Over $100,000	Over $100,000
David C. Wetmore	Over $100,000	Over $100,000
Interested Trustee
Lydia M. Marshall	Over $100,000	Over $100,000

Ownership in the Funds’ Investment Adviser1, Subadvisers2 or Distributor3 as of December 31, 2014

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Charles E. Allen	N/A	N/A	N/A	None	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A

[1]	Nationwide Fund Advisors.
[2]	As of December 31, 2014, subadvisers to the series of the Trust include: Ariel Investments, LLC; Bailard, Inc.; BlackRock Investment Management, LLC; Boston Advisors, LLC; Brown Capital Management, LLC; Dimensional Fund Advisors LP; Federated Investment Management Company; Garcia Hamilton & Associates, L.P.; Geneva Capital Management LLC.; Goldman Sachs Asset Management, L.P.; Herndon Capital Management, LLC; HighMark Capital Management, Inc.; Nationwide Asset Management LLC; Strategic Global Advisors, LLC; Thompson, Siegel & Walmsley LLC; UBS Global Asset Management (Americas) Inc.; and Ziegler Capital Management, LLC.
[3]	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.

Compensation of Trustees

The Independent Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust from all Funds in the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2014. In addition, the table sets forth the total compensation paid to the Trustees from all funds in the Fund complex for the 12 months ended October 31, 2014. Trust officers receive no compensation from the Trust in their capacity as officers. The Adviser or an affiliate of the Adviser pays the fees, if any, and expenses of any Interested Trustees of the Trust. Accordingly, Ms. Marshall is not compensated by the Funds in the Fund complex and, therefore, is not included in the Compensation Table below.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Charles E. Allen	$77,153.51	N/A	N/A	$268,500
Paula H.J. Cholmondeley	85,307.07	N/A	N/A	296,875
Phyllis Kay Dryden	79,775.58	N/A	N/A	277,625
Barbara L. Hennigar[2]	81,356.01	N/A	N/A	283,125
Barbara I. Jacobs	81,032.74	N/A	N/A	282,000
Keith F. Karlawish	80,170.69	N/A	N/A	279,000
Carol A. Kosel	76,722.49	N/A	N/A	267,000
Douglas F. Kridler	81,068.66	N/A	N/A	282,125
David C. Wetmore	91,521.02	N/A	N/A	318,500

[1]	On October 31, 2014 the Fund Complex included two trusts comprised of 118 investment company funds or series.
[2]	Ms. Hennigar retired from the Board of Trustees of the Trust on December 31, 2014.

Each of the Trustees and officers and their families are eligible to purchase Class A shares at net asset value without any sales charge.

Code of Ethics

Federal law requires the Trust, each of its investment advisers and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Federal law requires the Trust, each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at nationwide.com/mutualfunds, or (iii) on the SEC’s website at sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not interested persons (as described in the 1940 Act) of the Trust, and all expenses (other than those assumed by the adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Adviser

NFA, located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

Under the Investment Advisory Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Trustees. NFA operates primarily as a “Manager of Managers” under which NFA, rather than managing most Funds directly, instead oversees one or more subadvisers.

NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. NFA is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however NFA does not intend to do so as a routine matter at this time. The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multimanager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently. NFA also allocates the Nationwide Portfolio Completion Fund’s assets according to its target allocation for each asset class, and then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions.

All of the Funds to which this SAI relates are subadvised.

NFA pays the compensation of the officers of the Trust employed by NFA and pays the compensation and expenses of any Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of no more than two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA on not more than 60 days’ written notice. The Agreement further provides that NFA may render similar services to others.

For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Assets	Investment Advisory Fee
Nationwide Emerging Markets Debt Fund	All assets	0.70%
Nationwide World Bond Fund	All assets	0.54%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, NFA may from time to time waive some, or all, of its investment advisory fee or reimburse other fees for any of the Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

With respect to the Funds, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time that NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

Until at least February 28, 2017, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, acquired fund fees and expenses, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business, for certain Funds of the Trust as follows:

•	Nationwide Emerging Markets Debt Fund to 0.90% for all share classes.

•	Nationwide World Bond Fund to 0.65% for all share classes.

Investment Advisory Fees

As of the date of this SAI, the Funds have not commenced operations and thus have paid no investment advisory fees.

Subadviser

Subject to oversight by NFA and the Trustees, the subadviser will manage all or a portion of the assets of the Funds listed above in accordance with each Fund’s investment objectives and policies. The subadviser makes investment decisions for the Funds and in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services the subadviser provides to the Funds, the subadviser receives annual fees from NFA, calculated at an annual rate based on the average daily net assets of the Funds.

The subadviser provides investment advisory services to the Funds pursuant to a Subadvisory Agreement. The Subadvisory Agreement specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, the Subadvisory Agreement must be approved each year by the Trust’s board of trustees or by shareholders in order to continue. The Subadvisory Agreement terminates automatically if it is assigned. It also may be terminated, at any time, without penalty, by vote of a majority of the outstanding voting securities, by the Board of Trustees, NFA or the applicable subadviser, on not more than 60 days’ written notice.

Standard Life Investments (Corporate Funds) Limited is the subadviser for the Funds. Standard Life Investments (Corporate Funds) Limited is a wholly-owned subsidiary of Standard Life Investments (Holdings) Limited, which in turn, is a wholly owned subsidiary of Standard Life plc. Standard Life plc is an insurance and financial services firm based in Edinburgh, Scotland, with shares publically traded on the London Stock Exchange (LSE) under ticker: SL.

Subadvisory Fees Paid

As of the date of this SAI, the Funds have not commenced operations and thus have paid no subadvisory fees.

Multi-Manager Structure

NFA and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows NFA to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes will be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

With respect to the subadvisers that NFA hires for the Funds, NFA provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Trust’s Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend frequent changes of subadvisers. NFA will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

Portfolio Managers

Appendix C contains the following information regarding the portfolio manager identified in the Funds’ Prospectus: (i) the dollar range of the portfolio manager’s investments in a Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

Distributor

Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, serves as underwriter for each of the Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

Nationwide Fund Advisors

Nationwide Fund Management LLC

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Financial Services, Inc.

Nationwide Corporation

Nationwide Mutual Insurance Company

Michael S. Spangler

Stephen T. Grugeon

Brian Hirsch

Joseph Finelli

Eric Miller

Karen Heath-Wade

Lydia M. Marshall

Jennifer T. Grinstead

In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.

Distribution Plan

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate NFD, as the Funds’ principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below, pay NFD an annual fee under the Plan in an amount that will not exceed the following amounts:

•	0.25% of the average daily net assets of Class A shares of each applicable Fund (distribution or service fee);

•	1.00% of the average daily net assets of Class C shares of each applicable Fund (0.75% of which may be a distribution fee and 0.25% service fee).

As of the date of this SAI, the Funds have not commenced operations and thus have paid no distribution or service fees.

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Trust’s current Plan was initially approved by the Board of Trustees on May 1, 2007, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

Administrative Services Plan

Under the terms of an Administrative Services Plan, Nationwide Fund Management LLC is permitted to enter into Servicing Agreements on behalf of the Funds with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which NFS has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25%, of the average daily net assets of the Class A, Class C, Institutional Service and Service Class shares of each Fund.

As of the date of this SAI, the Funds have not commenced operations and thus have paid no administrative services fees.

Fund Administration and Transfer Agency Services

Under the terms of a Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Funds and Nationwide Variable Insurance Trust (another trust also advised by NFA), including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below) and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Sub-Administration

NFM has entered into a Sub-Administration Agreement with JPMorgan, dated May 22, 2009 and effective August 24, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.

Sub-Transfer Agency

NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (“US Bancorp”), dated September 1, 2012, to provide certain sub-transfer agency services for the Funds. NFM pays US Bancorp a fee for these services.

Custodian

JPMorgan, 270 Park Avenue, New York, New York 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

Legal Counsel

Stradley Ronon Stevens and Young, LLP, 1250 Connecticut Avenue, N.W., Suite 500, Washington, DC 20036-2652, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or the subadviser believes that to do so is in the interest of that Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of NFA or a subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under the respective advisory or subadvisory agreement. The fees paid to NFA or a subadviser pursuant to the respective advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and any subadviser are prohibited from considering a broker-dealer’s sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

Commission Recapture Program. NFA may instruct subadvisers to direct certain brokerage transactions, using best efforts, and subject always to obtaining best execution, to broker-dealers in connection with a commission recapture program that is used to offset the Funds’ operating expenses. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a subadviser, which can be significant over time, and thereby reduces expenses. If a subadviser does not believe it can obtain best execution from such broker-dealers, there is no obligation to execute portfolio transactions through such broker-dealers. Commissions recaptured by a Fund will be included in realized gain (loss) on securities in the Fund’s appropriate financial statements.

Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. Subadvisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

As of the date of this SAI, the Funds have not commenced operations and thus have paid no brokerage commissions to affiliated brokers.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.

In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

•	the Distributor and other affiliates of NFA,

•	broker-dealers,

•	financial institutions, and

•	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.

Additional Compensation to Affiliated Financial Institution. Nationwide Fund Advisors (“NFA”) and Nationwide Fund Distributors LLC (“NFD”), pursuant to an agreement by the parties, pay their affiliate, Nationwide Financial Services, Inc. various amounts under the terms of the agreement.

Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the Prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI, and as supplemented; however agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):

AIG Advisor Group, Inc.; SagePoint Financial Advisors, Inc.; FSC Securities Corporation; Woodbury Financial, Inc.; and Royal Alliance Associates, Inc. (collectively, “Advisor Group”)

NFA, pursuant to a written agreement, pays each respective member of the Advisor Group quarterly at the annual rates as follows: (i) 0.07% (7 basis points) of the average daily net asset value of shares of each respective Nationwide Target Destination Fund and each respective Nationwide Investor Destinations Fund that are sold by the Advisor Group to their customers; (ii) 0.00% (0 basis points) of the average daily net asset value of shares of the following Funds that are sold by the Advisor Group to their customers: Nationwide Bond Index Fund; Nationwide International Index Fund; Nationwide Mid Cap Market Index Fund; Nationwide S&P 500 Index Fund; Nationwide Small Cap Index Fund; and Nationwide Money Market Fund; and (iii) 0.10% (10 basis points) of the average daily net asset value of shares of all other series of the Trust that are sold by the Advisor Group to their customers.

Ameriprise Financial Services, Inc. (“Ameriprise”)

NFD, pursuant to a written agreement, pays Ameriprise monthly at the annual rates as follows: (i) 0.08% (8 basis points) of the average daily aggregate value of shares of each respective Nationwide Target Destination Fund and each respective Nationwide Investor Destinations Fund held by Ameriprise’s customers during the month through all sales platforms, as set forth in the agreement; (ii) 0.00% (0 basis points) of the average daily aggregate value of shares of the following Funds that are held by Ameriprise’s customers during the month through all sales platforms, as set forth in the agreement: Nationwide Bond Index Fund; Nationwide International Index Fund; Nationwide Mid Cap Market Index Fund; Nationwide S&P 500 Index Fund; Nationwide Small Cap Index Fund; and Nationwide Money Market Fund; and (iii) 0.10% (10 basis points) of the average daily aggregate value of shares of all other series of the Trust held by Ameriprise’s customers during the month through all platforms, as set forth in the agreement. NFD also will pay Ameriprise $1,000 for each new subsequent Fund placed in the written agreement of the parties. The merger or reorganization of a Fund into another Fund that is not at the time included in the agreement, will be considered to be the addition of a new Fund. NFD also will reimburse Ameriprise for expenses deriving from performing services relating to but separate from distribution services, including but not limited to, technology services, operational reporting, or technology or operational expenses deriving from particular issues presented by the Funds or systems. NFD also will pay Ameriprise the reasonable costs Ameriprise incurs when responding to or complying with any audit, report, examination, inspection or compliance review requested by NFD or the Funds and any information or document request and any other request by NFD that is not otherwise specifically addressed in an agreement of the parties.

Bailard, Inc. (“Bailard”)

NFA, pursuant to a written agreement, pays Bailard monthly at the following annual rates: (i) 0.275% (27.5 basis points) of the daily net assets of the Class M shares of the Nationwide Bailard International Equities Fund; (ii) 0.305% (30.5 basis points) of the daily net assets of the Class M shares of the Nationwide Bailard Cognitive Value Fund and the Nationwide Bailard Technology & Science Fund; and (iii) 0.475% (47.5 basis points) of the daily net assets of the Class M shares of the Nationwide Bailard Emerging Markets Equity Fund. Clients of Bailard pay investment advisory fees to Bailard in connection with the management of the clients’ assets, a portion of which may be invested in one or more of the Nationwide Bailard Emerging Markets Equity Fund, the Nationwide Bailard International Equities Fund, the Nationwide Bailard Cognitive Value Fund and the Nationwide Bailard Technology & Science Fund. Bailard has agreed with its clients that the amount of the advisory fee paid by the client (whether directly to Bailard or indirectly through Bailard’s management of investment vehicles in which the client invests) will equal a fixed percentage of the value of the client’s account with Bailard. As a result, the direct fee that Bailard receives from its clients will be reduced by the amount of the investment advisory fee (i.e., the fee paid to NFA) that such clients indirectly incur as shareholders of such Funds. The additional payments by NFA out of its own resources, as described above, are intended to assist Bailard in recouping the client fees waived or reduced by it as described above. These periodic payments, which are solely the obligation of NFA are separate from and in addition to the subadvisory fees paid to Bailard.

B.C. Ziegler & Company, Inc. (“B.C. Ziegler”)

NFA, pursuant to a written agreement, pays B.C. Ziegler the following (i) 0.10% (10 basis points) on the average daily net asset value of Fund shares held by customers of B.C Ziegler in the following Funds: Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Large Cap Core Equity Fund, and the Nationwide Small Cap Core Fund and (ii) 0.05% (5 basis points) on the average daily net asset value of Fund shares held by customers of B.C. Ziegler in the following Funds: Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund and the Nationwide HighMark Short Term Bond Fund.

Cambridge Investment Research, Inc. (“Cambridge”)

NFA, pursuant to a written agreement with Cambridge, reimburses Cambridge a $10 ticket charge for each Fund share purchase that is (1) equal to or greater than $5,000, (2) on a single ticket that includes only Nationwide Funds, and (3) entered and executed through one of Cambridge’s clearing firms, National Financial, LLC and/or Pershing, LLC. Excluded from this arrangement are (i) redemptions or exchanges, (ii) purchases subject to no-transaction fees, (iii) purchases by check and application direct to the Funds’ transfer agent, or (iv) any Fund that is not available for purchase by new investors or is otherwise only available for purchase by existing shareholders pursuant to the terms of the Fund’s then-current prospectus.

Charles Schwab & Co., Inc. (“Schwab”)

Pursuant to a written agreement, Schwab receives 0.40% (40 basis points) of the average daily value of shares held in accounts at Schwab (excluding the value of shares held in such accounts prior to the effectiveness of the written agreement) or $2,000 per month for each Fund, whichever is greater. Each Fund’s 12b-1 and administrative servicing fees pay for distribution and service components, respectively. NFA pays for any overage.

Fidelity Brokerage Services LLC (“Fidelity Brokerage”) and National Financial Services LLC (“National Financial”)

Pursuant to a written agreement, Fidelity Brokerage and National Financial receive monthly 0.40% (40 basis points) of the daily market value of the number of Fund shares held in accounts at Fidelity Brokerage and National Financial. Each Fund’s 12b-1 and administrative servicing fees pay for distribution and service components, respectively. NFA pays for any overage.

First Allied Securities, Inc. (“First Allied”)

NFA, pursuant to a written agreement of the parties, pays First Allied quarterly a service fee at the annual rate as follows: (i) 0.20% (20 basis points) of the net asset value of Class A shares of the following Funds sold subject to a front-end sales charge (as may be reduced by rights of accumulation, if applicable), by First Allied to its customers: Nationwide Target Destination Funds, Nationwide Investor Destinations Funds, Nationwide Growth Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S& P 500 Index Fund, Nationwide Small Cap Index Fund, and Nationwide U.S. Small Cap Value Fund; and (ii) 0.05% (5 basis points) on the net asset value of Class A shares of the following Funds, sold subject to a front-end sales charge (as may be reduced by rights of accumulation, if applicable), by First Allied to its customers: Nationwide Portfolio Completion Fund, Nationwide Bond Fund, Nationwide Bond Index Fund and Nationwide Government Bond Fund,. Any annual aggregate minimum with respect to the foregoing payments have been waived.

Investacorp, Inc. (“Investacorp”)

NFA, pursuant to a written agreement between both parties, pays Investacorp quarterly a service fee at the annual rate of 0.05% (5 basis points) of the net asset value of Class A shares, sold subject to a front-end sales charge (as may be reduced by rights of accumulation, if applicable), by Investacorp to its customers. The following Nationwide Funds are excluded from this arrangement: Nationwide Bond Index Fund; Nationwide International

Index Fund; Nationwide Mid Cap Market Index Fund; Nationwide S&P 500 Index Fund; Nationwide Small Cap Index Fund; and Nationwide Money Market Fund. Any annual aggregate minimum with respect to the foregoing payments have been waived.

LPL Financial LLC (“LPL”)

NFA, pursuant to a written agreement with LPL, pays LPL a ticket charge of $10 for each Fund purchase order entered and executed electronically by LPL. Ticket charges do not apply to redemptions, exchanges, purchasesby check and application direct to the Funds’ transfer agent or to purchase orders with respect to the Nationwide Money Market Fund. In addition, NFA pays LPL a service fee at the annual rate of 0.09% (9 basis points) of the average daily net asset value of brokerage (load/commissionable non-ERISA) and advisory assets above a base rate established January 1, 2014, of the Funds, with the exception of the Nationwide Money Market Fund, in any asset class owned beneficially or of record from time to time by customers or owned of record by LPL. NFA will pay a fee of 0.05% (5 basis points) on the advisory asset base established on January 1, 2014. For purposes of this service fee, Fund shareholder accounts may be held at LPL in street name or at the Fund’s transfer agent.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

NFD, pursuant to a written agreement of the parties, pays Merrill Lynch the following fees: (i) a monthly fee of 0.25% (25 basis points) of total new gross sales of shares of any class of each Fund (excluding sales from reinvestment of distributions and exchanges of shares of one or more Funds for any other Fund or Funds), payable in arrears; and (ii) an annual fee, payable quarterly, of 0.10% (10 basis points) of the value of Fund shares (including sales from exchanges of shares of one or more Funds for any other Fund or Funds) held by Merrill Lynch’s customers for more than one year, for Merrill Lynch’s continuing due diligence, training and marketing.

Morgan Stanley Smith Barney LLC (“Morgan Stanley”) and Citigroup Global Markets Inc. (“Citigroup”)

NFA, pursuant to a written agreement of the parties, pays Morgan Stanley quarterly a mutual fund support fee at an annual rate of 0.16% (16 basis points) of the average asset value of Fund shares held in “eligible accounts”. “Eligible accounts” do not include Fund shares held through fee-based advisory accounts.

The fee is subject to an annual minimum of $250,000.

In addition, NFM pays Morgan Stanley $21 for each customer account position in a share class subject to a CDSC fee; $18 for each customer account position in a share class not subject to a CDSC fee; $3 for each closed or zero balance customer account position. Customer positions in Fund shares offered through Morgan Stanley’s TRAK Fund Solution program will be charged at the aforementioned rates for positions in non-retirement accounts and at the rate of 0.10% (10 basis points) of the average daily net asset value of all retirement account customer positions. Customer positions in Fund shares offered through Morgan Stanley’s other fee-based advisory accounts will not be subject to the service fees described above. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

In addition to the foregoing, Nationwide Life Insurance Company (“Nationwide Life”), an affiliate of NFA and NFM, pays a mutual fund training & education support fee to Morgan Stanley at the maximum annual rate of $350,000 per year in exchange for Morgan Stanley allowing Nationwide Life and its affiliates to participate in various Morgan Stanley events, including seminars, conferences and meetings as determined by Morgan Stanley and agreed to by Nationwide Life. Nationwide Life’s participation in specific events is determined by Morgan Stanley at its sole discretion, and Nationwide Life pays Morgan Stanley the mutual fund training & education support fee representing the seminars, conferences and meetings that Nationwide Life actually attends. The mutual fund training & education support fee is paid by Nationwide Life from its own revenues, profits or retained earnings, and not from the assets of any Fund. Morgan Stanley uses such fee to offset its expenses associated with seminars, conferences and other meetings and events organized for the education and training of its financial advisors and clients.

National Planning Holdings, Inc.; Invest Financial Corporation, Investment Centers of America, Inc.; National Planning Corporation; and SII Investments, Inc. (collectively, “NPH Group”)

NFA, pursuant to a written agreement with National Planning Holdings, Inc. (the parent company of each of the other members of the NPH Group), pays each member of NPH Group a fee equal to 0.20% (20 basis points) of the net asset value of the Trust’s Class A shares sold subject to a front-end sales charge (as may be reduced by rights of accumulation, if applicable) and Class C shares by NPH Group to its customers. The Nationwide Money Market Fund is excluded from this arrangement.

Pershing LLC (“Pershing”)

NFD, pursuant to a written agreement of the parties, pays Pershing LLC $19 for each customer account position in a share class subject to a CDSC fee and $16 for each customer account position in a share class not subject to a CDSC fee, with the exception of the Institutional Class, for which NFD has agreed to pay $12 for each customer account position in all series of the shares. A Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

The Prudential Insurance Company of America (“Prudential”)

NFA, pursuant to a written agreement of the parties, pays Prudential monthly, with respect to plans that first purchase shares before May 1, 2015, a service fee at the annual rate as follows: (i) 0.40% (40 basis points) of the average daily net assets of Class A and the Institutional Service Class for the Nationwide Bailard Cognitive Value Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide Bailard International Equities Fund, Nationwide HighMark Small Cap Core Fund; (ii) 0.30% (30 basis points) of the average daily net assets of Class A and the Institutional Service Class for the Nationwide HighMark Bond Fund, Nationwide HighMark Short Term Bond Fund; and (iii) 0.20% (20 basis points) of the average daily net assets of Class A and the Institutional Service Class for the Nationwide Ziegler Equity Income Fund, Nationwide Geneva Mid Cap Growth Fund and the Nationwide Ziegler NYSE ARCA Tech 100 Index Fund. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, “Raymond James”)

NFA, pursuant to a written agreement, pays Raymond James an annual fee calculated quarterly against the total value of Fund shares held by customers of Raymond James according to the following schedule:

(i) 0.15% (15 basis points) of the average daily value of shares held in Equity Funds;

(ii) 0.10% (10 basis points) of the average daily value of shares held in Fixed Income Funds; and

(iii) 0.05% (5 basis points) of the average daily value of shares held in Index Funds.

For purposes of this agreement, the following funds are deemed to be Index Funds: Nationwide S&P 500 Index Fund, Nationwide Bond Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund, Nationwide Ziegler NYSE ARCA Tech 100 Index Fund, Nationwide Investor Destination Funds (all series) and Nationwide Target Destination Funds (all series). Excluded from this agreement are the Nationwide Money Market Fund, Nationwide Portfolio Completion Fund, Nationwide Inflation-Protected Securities Fund and the Institutional Class of all series of the Funds.

Securities America, Inc. (“Securities America”)

NFA, pursuant to a written agreement of the parties, pays a fee of 0.05% (5 basis points) of the average daily net assets of Fund shares that are held by customers of Securities America, commencing one year after their purchase by such Securities America customers. Excluded from this arrangement are (i) Fund shares held in ERISA retirement plans; (ii) Fund shares that were purchased or are held in connection with “no transaction fee” platforms provided by Securities America or any other broker-dealer that clears trades introduced by or on behalf of Securities America; and (iii) shares of the Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Money Market Fund.

Triad Advisors, Inc. (“Triad”)

NFA, pursuant to a written agreement of the parties, pays a fee of 0.05% (5 basis points) of the average daily net assets of Fund shares that are held by customers of Triad, commencing one year after their purchase by such Triad customers. Excluded from this arrangement are (i) Fund shares that were purchased or are held in connection with “no transaction fee” platforms provided by Triad or any other broker-dealer that clears trades introduced by or on behalf of Triad; and (ii) shares of the Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Money Market Fund.

UBS Financial Services Inc. (“UBS”)

NFD, pursuant to a written agreement, pays UBS quarterly fees based on the following schedule or $75,000, whichever is greater: (i) the annual rate of 0.15% (15 basis points) of the value of the average monthly non-Index equity assets; (ii) the annual rate of 0.10% (10 basis points) of the average value of the average monthly non-Index fixed-income assets, and; (iii) the annual rate of 0.075% (7.5 basis points) of the value of the average monthly fixed-income assets in each of its retail and wrap programs that are invested in each Fund. In addition, NFA pays UBS a quarterly sales fee at the annual rate of 0.05% (5 basis points) of all sales of non-Index Fund shares and 0.08% (8 basis points), excluding the sales of Fund shares in InsightOne, PACE, Strategic Advisor or Diversified Return Strategies. For the purposes of this agreement, the following funds are deemed to be Index funds; Nationwide S&P 500 Index Fund, Nationwide Bond Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund, Nationwide Ziegler NYSE ARCA Tech 100 Index Fund, Nationwide Investor Destinations Funds (all series) and Nationwide Target Destination Funds (all series). Excluded from this agreement are the Nationwide Money Market Fund, Nationwide Portfolio Completion Fund, Nationwide Inflation-Protected Securities Fund and the Institutional Class of all series of the Funds. In addition, in exchange for omnibus account services provided, NFM pays UBS $19 for each client account position in a Fund share class subject to a CDSC fee, and $18 for each client account position in a Fund share class not subject to a CDSC fee. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

U.S. Bancorp Investments, Inc. (“U.S. Bancorp”)

NFA, pursuant to a written agreement of the parties, pays U.S. Bancorp quarterly at the following annual rates: (i) 0.07% (7 basis points) of the average daily aggregate value of shares of each respective Nationwide Target Destination Fund and each Nationwide Investor Destinations Fund held by customers of U.S. Bancorp, excluding Fund shares that are held in any fee-based ERISA or individual retirement account; (ii) 0.00% (0 basis points) of the average daily aggregate value of shares of the following Funds that are held by U.S. Bancorp’s customers, excluding Fund shares that are held in any fee-based ERISA or individual retirement account: Nationwide Portfolio Completion Fund, Nationwide Bond Index Fund; Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, and Nationwide Money Market Fund, and (iii) 0.10% (10 basis points) of the average daily aggregate value of shares of all other series of the Trust held by U.S. Bancorp’s customers, excluding Fund shares that are held in any fee-based ERISA or individual retirement account.

U.S. Bank N.A. (“U.S. Bank”)

NFA, pursuant to a written agreement of the parties, pays U.S. Bank monthly a service fee at the annual rate as follows: (i) 0.40% (40 basis points) of the average daily net assets of the Institutional Service Class for the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Small Cap Core Fund, Nationwide Ziegler Equity Income Fund; and (ii) 0.30% (30 basis points) of the average daily net assets of the Institutional Service Class for the Nationwide HighMark Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund and the Nationwide HighMark Short Term Bond Fund. Each Fund’s administrative servicing fees pays for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC (collectively,“Wells Fargo”), and First Clearing, LLC (“First Clearing”)

NFD, pursuant to a written agreement of the parties, pays Wells Fargo and First Clearing, jointly, the following fees in exchange for Wells Fargo’s continuing due diligence, training, operations and systems support, and marketing in exchange for First Clearing’s continuing training, operations and systems support, and marketing provided to unaffiliated broker-dealers based on the following schedule or $250,000, whichever is greater: (i) the annual rate of 0.05% (5 basis points) of the net asset value of shares of Nationwide Index Funds sold by Wells Fargo to its customers; (ii) the annual rate of 0.07% (7 basis points) of the net asset value of shares of the Nationwide Target Destination Funds and Nationwide Investor Destinations Funds sold by Wells Fargo to its customers; (iii) the annual rate of 0.12% (12 basis points) of the net asset value of shares of fixed income equity funds; and (iv) the annual rate of 0.13% (13 basis points) of the net asset value of shares of the other Nationwide Funds sold by Wells Fargo to its customers. In addition, in exchange for omnibus account services provided, NFM pays Wells Fargo $19 for each client account position in a Fund share class subject to a CDSC fee, and $16 for each client account position in a Fund share class not subject to a CDSC fee. Each Fund’s administrative servicing fees pay for the service components, to the extent permitted by the Trust’s Administrative Services Plan. NFA pays out of its own resources for any overages.

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Class A Sales Charges

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

Amount of purchase	Sales charge as % of offering price	Sales charge as % of amount invested	Dealer Commission
less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 or more	None	None	None

Waiver of Class A Sales Charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You also may qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver to which you are entitled. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

Due to the reduced marketing effort required by NFD, the sales charge applicable to Class A shares may be waived for sales of shares to:

(a)	other registered investment companies affiliated with NFG;

(b)	any endowment or non-profit organization that purchases shares directly from the Trust, NFD, or a broker-dealer that is affiliated with NFD;

(c)	employer-sponsored 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement plans that have entered into an agreement with NFD or an affiliate of NFD;

(d)	owners of individual retirement accounts investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

(e)	Trustees and retired Trustees of the Trust (including its predecessor Trusts);

(f)	directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies;

(g)	directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time;

(h)	directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives of any current subadviser to the Trust;

(i)	any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives of a broker-dealer having a dealer/selling agreement with the Distributor;

(j)	retirement plan customers of an unaffiliated brokerage firm or retirement plan administrator that has an agreement with the Distributor to waive sales charges;

(k)	any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

(l)	any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for purchases made through self-directed brokerage service platforms in which transaction fees may (or may not) be imposed, investment advisory programs, fee-based programs or other sales channels in which front-end sales charges customarily are not imposed; and

(m)	any investor who purchases Class A shares of a Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor with proceeds from sales of Institutional Service Class or Institutional Class shares of another Nationwide Fund, where a Fund does not offer, as applicable, Institutional Service Class or Institutional Class shares.

Certain brokers or financial intermediaries may be unable operationally to implement the sales charge waivers offered to certain of the foregoing categories of investors. If you are a member of one of the foregoing categories of investors, please contact your broker or intermediary to determine whether it can operationally implement the sales charge waiver.

REDUCTION OF SALES CHARGES

Reduction of Class A sales charges

Shareholders can reduce or eliminate Class A shares’ initial sales charge through one or more of the discounts described below:

•	A larger investment. The sales charge decreases as the amount of your investment increases.

•	Rights of accumulation. You and members of your family who live at the same address can add the current value of your Class A and Class C investments in the Nationwide Funds (except shares of the Nationwide Money Market Fund), that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.

•	No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment may affect the amount of capital gains tax that is due (see, “Sales, Exchanges, and Redemptions of Fund Shares- Deferral of basis” under “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS” below). If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•	Letter of Intent discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 (or $100,000 for certain Funds as identified in the their respective prospectuses) in Class A shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. You also can combine your purchases of Class C shares with your purchase of Class A shares to fulfill your Letter of Intent. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 800-848-0920 for more information.

Class A - Contingent Deferred Sales Charge (“CDSC”)

There are no front-end sales charges if you purchase $500,000 or more of Class A shares of the Funds. Generally, an investor may purchase $500,000 or more of Class A shares in one or more of the Nationwide Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC (as shown below) if he or she redeems such Class A shares within 18 months of the date of purchase. With respect to such purchases, the Distributor may pay dealers a finder’s fee on investments made in Class A shares with no initial sales charge. The CDSC applies only if the Distributor paid a finder’s fee to the selling dealer. The CDSC does not apply to shares acquired through reinvestment of dividends or capital gains distributions.

The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	$500,000 or more
If sold within	18 months
Amount of CDSC	0.75%

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Funds having Class C shares.

Class A and Class C Broker Exchanges

Class A and Class C shares purchased by accounts participating in certain fee-based programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Service Class shares of the same Fund under certain circumstances. Such exchange will be on the basis of the net asset values per share, without the imposition of any sales load, fee or other charge. If a shareholder of Institutional Service Class shares has ceased his or her participation in the Program, the financial intermediary may exchange all such Institutional Service Class shares for Class A or Class C shares of a Fund, whichever class of shares the shareholder held prior to the entry into such Program. Such exchange will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Holders of Class A and Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period for Class C shares is generally one year after the purchase of such Class C shares, and for certain Class A shares that were purchased without the imposition of a front-end sales load, 18 months after the purchase of such Class A shares.

Exchanges of Class A or Class C shares for Institutional Service Class shares of the same Fund, or the exchange of Institutional Service Class shares for Class A or C shares of the same Fund, under these particular circumstances, will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

This exchange privilege is subject to termination and may be amended from time to time.

Redemptions

A Fund may delay forwarding redemption proceeds for up to seven days if the Fund believes that the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In-Kind Redemptions

The Funds generally plan to redeem their shares for cash. As described in their respective Prospectus, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder (“redemption in-kind”).

The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request, thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Accounts with Low Balances

Unless an account actively participates in an Automatic Asset Accumulation Plan, if the value of an account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, a shareholder is generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. The Fund will sell shares from an account quarterly to cover the fee.

The Trust reserves the right to sell the rest of a shareholder’s shares and close its account if that shareholder makes a sale that reduces the value of its account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, the Trust will give a shareholder notice and allow that shareholder 60 days to purchase additional shares to avoid this action. The Trust does this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

The net asset value per share (“NAV”) of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern Time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds’ investments may change on days when shares cannot be purchased or redeemed.

The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the Exchange is closed.

Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of a Fund’s portfolio do not affect the Fund’s NAV.

The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’ shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Securities for which market-based quotations are readily available are valued as of Valuation Time. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board. Securities traded on NASDAQ generally are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid price provided by an independent pricing service, the use of which has been approved by the Board.

Securities for which market-based quotations are either unavailable (e.g., independent pricing service does not provide a value) or are deemed unreliable, in the judgment of NFA or designee, are generally valued at fair value by the Trustees, or persons to whom the Board has delegated its responsibilities pursuant to procedures approved by the Board (in this case, the Fair Valuation Committee). In addition, fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. The Fair Valuation Committee monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees or a committee of the Board of Trustees. Fair value determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

The Fair Valuation Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Valuation Committee is notified so that it may meet to determine what adjustment should be made.

To the extent that a Fund invests in foreign securities, the following would be applicable. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s investments since their last closing prices were calculated on their primary securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the Exchange. When a Fund uses fair value pricing, the values assigned to the Fund’s foreign equity investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

SYSTEMATIC INVESTMENT STRATEGIES

Directed Dividends – This strategy provides the opportunity for greater long-term capital appreciation or income through reinvestment of dividends in the Funds.

Automatic Asset Accumulation – This systematic investment plan allows you to transfer $50 or more to one Nationwide Fund from another Nationwide Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the day of the month the shareholder selects, or the following business day, if the date selected is a weekend or holiday. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Nationwide Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Automatic Asset Transfer – This systematic investment plan allows you to transfer $50 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the day of the month the shareholder selects, or the following business day, if the date selected is a weekend or holiday. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Nationwide Money Market Fund to another Fund, sales charges may apply if not already paid.

Automatic Withdrawal Plan (“AWP”) ($50 or More) – You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semiannually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

No Sales Charge on Reinvestments – All dividends and capital gains automatically will be reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege – The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges among Nationwide Funds

Exchanges may be made among any of the Nationwide Funds within the same class of shares, as long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement. To the extent the new Fund does not offer Institutional Service Class or Institutional Class shares, proceeds from sales of Institutional Service Class or Institutional Class shares of a Nationwide Fund may be used to purchase Class A shares of a new Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor. Notwithstanding the foregoing, no minimum investment requirement shall apply to holders of Institutional Class or Institutional Service Class shares of a Nationwide Fund seeking to exchange shares for Institutional Class or Institutional Service Class shares of another Nationwide Fund, where such Institutional Class or Institutional Service Class shares, as applicable, had been designated as Class D shares at the close of business on July 31, 2012.

Generally, there is no sales charge for exchanges of shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Nationwide Money Market Fund. Exchanges into the Prime Shares of the Nationwide Money Market Fund are permitted only from Class A, Class C, Class R, Class M and Institutional Service Class shares of other Nationwide Funds. If you exchange Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Nationwide Money Market Fund, the time you hold the shares in the Nationwide Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Nationwide Money Market Fund, you will pay the sales charge that would have been charged if the initial Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Nationwide Money Market Fund. If you exchange your Prime Shares of the Nationwide Money Market Fund back into Class C (or certain Class A) shares, the time you held Class C (or Class A) shares prior to the initial exchange into the Nationwide Money Market Fund will be counted for purposes of calculating the CDSC. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made Four Convenient Ways:

By Telephone

Automated Voice Response System – You can automatically process exchanges for the Funds by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll-free number by the Valuation Time to receive that day’s closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line – By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll-free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail – Write to Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701. Please be sure that your letter is signed exactly as your account is registered and that your account number and the name of the Fund from which you wish to make the exchange are included. For example, if your account is registered “John Doe and Mary Doe”, “Joint Tenants With Right of Survivorship,’ then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter is received.

By Online Access – Log on to our website nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of Nationwide Funds as well as your own personal accounts. You also may perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

Automated Voice Response System – Our toll-free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information and Assistance – Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 9 a.m. and 8 p.m. Eastern Time (Monday through Friday). Call toll-free: 800-848-0920

Retirement Plans and Accounts and Coverdell Accounts – Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For a free information kit, call 800-848-0920.

Shareholder Confirmations – You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized or systematic transactions. Instead, these will appear on your next consolidated statement.

Consolidated Statements – Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by Social Security number and ZIP code. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Shareholder Reports – All shareholders will receive reports semiannually detailing the financial operations of the Funds.

Prospectuses – Updated prospectuses will be mailed to you at least annually.

Undeliverable Mail – If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any dividend/capital gain distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder. The assets in your mutual fund account may be transferred to the state in which you reside if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

ADDITIONAL INFORMATION

Description of Shares

The Second Amended and Restated Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

Series	Share Classes
Nationwide Amundi Global High Yield Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Amundi Strategic Income Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Bailard Cognitive Value Fund*	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Bailard Emerging Markets Equity Fund*	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Bailard Technology & Science Fund*	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Bailard International Equities Fund*	Class A, Class C, Class M, Institutional Service Class, Institutional Class
Nationwide Bond Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Bond Index Fund*	Class A, Class C, Class R, Institutional Class
Nationwide Core Plus Bond Fund*	Class A, Institutional Service Class, Institutional Class
Nationwide Destination 2010 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2015 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2020 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2025 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2030 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2035 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2040 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2045 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2050 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2055 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Destination 2060 Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Series	Share Classes
Nationwide Diverse Managers Fund*	Institutional Service Class
Nationwide Emerging Markets Debt Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Fund*	Class A, Class C, Class R, Institutional Service Class
Nationwide Geneva Mid Cap Growth Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Geneva Small Cap Growth Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Global Equity Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Government Bond Fund*	Class A, Class C, Class R, Institutional Service Class
Nationwide Growth Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide Herndon Mid Cap Value Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Bond Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark California Intermediate Tax Free Bond Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Large Cap Core Equity Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark National Intermediate Tax Free Bond Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Short Term Bond Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide HighMark Small Cap Core Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide High Yield Bond Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Inflation-Protected Securities Fund*	Class A, Institutional Class
Nationwide International Index Fund*	Class A, Class C, Class R, Institutional Class
Nationwide Investor Destinations Aggressive Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Investor Destinations Moderately Aggressive Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Investor Destinations Moderate Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Investor Destinations Moderately Conservative Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Investor Destinations Conservative Fund*	Class A, Class C, Class R, Institutional Class, Institutional Service Class, Service Class
Nationwide Mid Cap Market Index Fund*	Class A, Class C, Class R, Institutional Class
Nationwide Money Market Fund*	Service Class, Prime Shares, Institutional Class
Nationwide Portfolio Completion Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Retirement Income Fund*	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Nationwide S&P 500 Index Fund*	Class A, Class C, Class R, Service Class, Institutional Service Class, Institutional Class
Nationwide Small Cap Index Fund*	Class A, Class C, Class R, Institutional Class
Nationwide Small Company Growth Fund*	Class A, Institutional Service Class
Nationwide U.S. Small Cap Value Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide World Bond Fund	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Ziegler Equity Income Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Ziegler NYSE Arca Tech 100 Index Fund*	Class A, Class C, Institutional Service Class, Institutional Class
Nationwide Ziegler Wisconsin Tax Exempt Fund*	Class A, Class C, Institutional Service Class, Institutional Class

*	Information on these Funds is contained in separate Statements of Additional Information.

You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Second Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended and Restated Declaration of Trust without the vote or consent of shareholders to:

(1)	designate series of the Trust; or

(2)	change the name of the Trust; or

(3)	apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

An annual or special meeting of shareholders to conduct necessary business is not required by the Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•	Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – In general” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. In addition, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

•	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

•	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund also may recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “—Qualified dividend income for individuals” and “—Dividends-received deduction for corporations.”

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions –Investments in U.S. REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares also may be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. In addition, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Even if the Fund is eligible to pass-through tax credits to shareholders, the Fund may choose not to do so.

U.S. government securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares where the cost basis of the shares is known by the Fund (referred to as “covered shares”). However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund’s default method of average cost, other cost basis methods offered by Nationwide Mutual Funds, which you may elect to apply to covered shares, include:

•	FIFO (First In First Out) — the shares purchased first are sold first.

•	LIFO (Last In First Out) — the shares purchased last are sold first.

•	High Cost — the shares with the highest cost per share are sold first.

•	Low Cost — the shares with the lowest cost per share are sold first.

•	Loss/Gain Utilization — groups of shares (lots) are selected and sold based on generating losses first (short-term then long-term) and gains last (long-term then short-term).

•	Specific Lot Identification — you must specify the share lots to be sold at the time of redemption. This method requires you to elect a secondary method in the event the lots you designate for redemption are unavailable. The secondary method options include first in, first out; last in, first out; low cost; high cost; and loss/gain utilization. If a secondary method is not elected, first in, first out will be used.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares for which cost basis information is not known by the Fund (“noncovered shares”) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Fund in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, Nationwide Mutual Funds first depletes noncovered shares in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund, and make any additional basis, holding period or other adjustments that are required by the Internal Revenue Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules also may limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion or exchange of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. For example, the exchange of Class A or Class C shares for Institutional Service Class shares of the same Fund in certain Programs sponsored by and/or controlled by financial intermediaries, or the exchange of Institutional Service Class shares for Class A or Class C shares of the same Fund by certain holders who cease participation in such Programs, will be tax-free for federal income tax purposes. Shareholders also should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of
$2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES AND INVESTMENT POLICIES” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You also should be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions – Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors – Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” In addition, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the funds being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. In addition, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2015 (unless such provision is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

However, the Fund does not intend to utilize the exemptions for interest-related dividends paid and short- term capital gains dividends paid. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity only with respect to any distribution by the RIC which is attributable directly or indirectly to a distribution to the RIC from a U.S. REIT (“FIRPTA distribution”) and if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

It is currently unclear whether Congress will extend the look-through rules previously in effect before January 1, 2015 for distributions of FIRPTA gain to other types of distributions on or after January 1, 2015 from a RIC to a non-U.S. shareholder from the RIC’s direct or indirect investment in USRPI or what the terms of any such extension would be, including whether such extension would have retroactive effect. Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A
Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016, to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”), that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial

U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

MAJOR SHAREHOLDERS

Since the Funds have not yet commenced operations, no shareholder owns 5% or more of the outstanding shares of the Funds. To the extent NFA and its affiliates directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds, it is deemed to have “control” over matters which are subject to a vote of the Funds’ shares. NFA is wholly owned by NFS. NFS, a holding company, is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise, which includes NFG. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of October 1, 2015, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.

APPENDIX A

DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.

The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA -	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.

AA -	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.

A -	Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-	Debt rated ‘BBB’ is regarded as having an adequate capacity to meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -	Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B -	Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

CCC -	Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C -	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.

D -	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS

Aaa -	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.

A -	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.

Baa -	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.

Ba -	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -	Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa -	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.

C -	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2- Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG- Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch investment-grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be affected adversely by foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long-term debt with higher ratings.

BBB	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. A ‘C’ rating signals imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1	This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3	Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.

C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.

D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.	Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1	Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.

F-1	Best quality, indicating strong capacity to meet financial commitments.

F-2	Good quality with satisfactory capacity to meet financial commitments.

F-3	Fair quality with adequate capacity to meet financial commitments but near-term adverse conditions could impact the commitments.

B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.

C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.

D	In default and has failed to meet its financial commitments.

APPENDIX B

PROXY VOTING GUIDELINES

NATIONWIDE FUND ADVISORS

GENERAL

The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or sub-adviser, some of which advisers and sub-advisers use an independent service provider, as described below.

Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records of the Funds are available to shareholders on the Trust’s website, www.nationwidefunds.com, and the SEC’s website.

HOW PROXIES ARE VOTED

NFA has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities unless it is in the best interests of the applicable Fund to do so.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described below. Each sub-adviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to NFA and (2) there have been no material changes to the sub-adviser’s proxy voting policies.

ISS’ 2015 U.S. Proxy Voting Concise Guidelines

ROUTINE/ MISCELLANEOUS

Auditor Ratification

•	General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

•	General Recommendation: Generally vote for director nominees, except under the following circumstances:

1. Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder approved poison pill.

Poison Pills:

1.3. The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed.

1.4. The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Vote case-by-case on all nominees if:

1.6. The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill’s adoption relative to the date of the next meeting of shareholders – i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8. The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12. The company maintains significant problematic pay practices;

1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated:

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:

•	The board’s rationale for adopting the bylaw /charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	Whether the amendment was made prior to or in connection with the company’s initial public offering;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development;

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.18.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.19.	Failure to replace management as appropriate; or

1.20.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own – withhold only at their outside boards[5].

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
[5]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3 The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4. Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

General Recommendation: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests-Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

1. SHAREHOLDER RIGHTS & DEFENSES

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

•	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under ISS’ policy on Unilateral Bylaw/Charter Amendments.

CAPITAL/RESTRUCTURING

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance

•	The company’s use of authorized preferred shares during the last three years;

•	The current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process – Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest – Are insiders benefitting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear; comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation-Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay - MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E indices6, this analysis considers the following:

1. Peer Group7 Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median.

2. Absolute Alignment8 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance-to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[9] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

[6]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[7]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[8]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[9]	ISS research reports include realizable pay for S&P1500 companies.

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short-and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans10 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

•	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-triggered award vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements in most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy;

•	Whether the company has established post exercise/vesting shareholding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and NASDAQ listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

[10]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

•	Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers, and

•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emissions policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade associations spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

STANDARD LIFE INVESTMENTS (CORPORATE FUNDS) LIMITED

Standard Life Investments strongly encourages corporations to adopt corporate governance principles and communicate these to shareholders. It is the policy of Standard Life Investments to vote proxies for all shares under its discretion unless explicitly prohibited from doing so by the beneficial owner. However, this policy recognizes that circumstances may arise, which make such votes impracticable. These include shares on loan, or where adequate notice is not received in time to make an informed decision. In addition, Standard Life Investments will consider whether the effect of voting proxies of shares of foreign corporations (either by itself or with the votes of others) would outweigh the additional costs associated with voting.

Standard Life Investments will use reasonable endeavors to enhance and improve shareholder value through constructive consultation with companies and other corporate governance initiatives; always seek to vote clients’ shares in a manner consistent with their best interests; use reasonable endeavors to influence the development of the corporate governance environment; communicate Standard Life Investments’ corporate governance principles, policies and guidelines to clients, intermediaries, companies and other interested parties; and, within the constraints of professional confidentiality and legislative and regulatory requirements, be accountable to clients.

It is incumbent on an adviser to mitigate conflicts of interest (real or perceived) when voting proxies for its clients. The corporate governance team is responsible for proxy voting in all regions. The corporate governance team utilizes the services of independent third parties, Riskmetrics and Glass Lewis (together “proxy research providers”), to provide research and recommendations for each scheduled vote. Votes will be cast based upon the recommendations of the proxy research providers and the customized proxy voting guidelines adopted by Standard Life Investments although, in cases where Standard Life Investments has a significant shareholding, an independent analysis is also conducted by the corporate governance team. In appropriate cases, such as those where there is need for significant judgment as to the economic impacts of a proposed vote (e.g. merger, spin-off), the corporate governance team will solicit input from the appropriate fund managers and analysts. Any instances where proxy research provider recommendations are not followed are documented and include the rationale for doing so. A review conducted outside of the corporate governance team is undertaken to detect evidence of any conflict of interest (either real or perceived). Standard Life Investments reviews, on an annual basis, the conflict of interest policies of the proxy research providers.

APPENDIX C

PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of September 30, 2015
Standard Life Investments (Corporate Funds) Limited
Richard House	Nationwide Emerging Markets Debt Fund	None
Craig MacDonald	Nationwide World Bond Fund	None

DESCRIPTION OF COMPENSATION STRUCTURE

Standard Life Investments’ compensation program is composed of market related base pay and a performance based incentive plan. Standard Life Investments participates in regular surveys and takes market soundings to keep up to date with competitive compensation packages needed to attract and retain top quality Portfolio Managers/Analysts.

The base salary is determined with reference to industry surveys and is therefore always competitive in the marketplace. Annual bonuses are determined by judgment relating to the individual’s contributions to his or her specific role, the team, and firm and group performance. Portfolio Managers are measured on their investment performance relative to their benchmark and risk profile on a one or three year basis. They are also measured on the buy/sell/hold stock recommendations that they make for the sectors that they cover. By having a combined Portfolio Manager/Analyst role, it ensures that all individuals can contribute to team performance and be rewarded accordingly, and fairly. Senior management controls this robust process and has discretion to deliver significant levels of reward to those driving the success of the business. This performance related element of remuneration can be significant and in some cases up to 100% of base salary.

In addition, key individuals participate in the long-term incentive, which is a three year rolling plan designed to provide selected individuals with an opportunity to share in the long term success of Standard Life Investments, by rewarding them for contributing to the future growth in value of the company. Rewards are based on the delivery of actual Standard Life Investments earnings growth.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts, other than the Funds in this SAI, for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately within the three categories.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of September 30, 2015)
Standard Life Investments (Corporate Funds) Limited
Richard House	Mutual Funds: 3 accounts, $391.9 million in total assets (0 accounts, $0 in total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 in total assets (0 accounts, $0 in total assets for which the advisory fee is based on performance)

Craig MacDonald	Mutual Funds: 6 accounts, $9,763.9 million in total assets (0 accounts, $0 in total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 19 accounts, $6,481.5 million in total assets (1 account, $ in total assets for which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

Standard Life Investments recognizes that conflicts of interest may arise as the result of its investment activities. For instance, from time to time, directors, officers, employees or their related persons (collectively referred to as “employees”) of Standard Life Investments may wish to engage directly or indirectly in a personal investment in securities that Standard Life Investments has bought or sold on behalf of clients. This process is governed by a personal trading policy and insider trading policy which all employees of Standard Life Investments must adhere to. The policies are incorporated within the Code of Conduct which is issued to new employees at the commencement of employment, and annually thereafter. Standard Life Investments may receive performance fees from certain of its clients. In addition, affiliates of Standard Life Investments will, from time to time, make investments in the products managed by Standard Life Investments. These facts give rise to the risk that Standard Life Investments might allocate trades in a manner which favors the interests of certain clients over others. Standard Life Investments has implemented policies and controls designed to mitigate this risk.